                                                               File No. 33-82366
                                                              File No. 811-08690
              As filed with the Securities and Exchange Commission

                                on April 30, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933          /X/


                           POST-EFFECTIVE AMENDMENT NO. 8        /X/


                                     AND/OR
                          REGISTRATION STATEMENT UNDER
                         THE INVESTMENT COMPANY ACT OF 1940      /X/


                               AMENDMENT NO. 10


                               THE DLB FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

               One Memorial Drive, Cambridge, Massachusetts 02142
                     (Address of Principal Executive Office)

                                  (617)225-3800
              (Registrant's Telephone Number, Including Area Code)

Ronald E. Gwozdz                                    with a copy to:
David L. Babson and Company Incorporated            Gregory D. Sheehan, Esq.
One Memorial Drive                                  Ropes & Gray
Cambridge, Massachusetts  02142                     One International Place

(Name and Address of Agent for Service)             Boston, Massachusetts  02110


It is proposed that this filing become effective (check appropriate box):

/X/  Immediately upon filing pursuant to                 / /  on (date)  pursuant to paragraph (b)
     paragraph (b)

/ /  60 days after filing pursuant to paragraph         / /   on (date) pursuant to paragraph (a)(1)
     (a)(1)

/ /  75 days after filing pursuant to paragraph         / /   on (date) pursuant to paragraph (a)(2) of rule
     (a)(2)                                                   485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.


         This Post-Effective Amendment relates solely to the DLB Fixed Income Fund, the DLB Global Small Capitalization Fund, the DLB Value Fund, the DLB Mid Capitalization Fund, the DLB Global Bond Fund and the DLB Quantitative Equity Fund. No information relating to any other series of the registrant is amended or superseded hereby.

                               THE DLB FUND GROUP
                              CROSS REFERENCE SHEET
                                    FORM N-1A

                   Part A: Information Required in Prospectus

                                                  Location in the
N-1A                                              Registration Statement
Item No        Item                               by Prospectus Heading
-------        ----                               ----------------------

1.        Cover Page                              Cover Page

2.        Synopsis                                "Shareholder Transaction and Fund Expenses"

3.        Condensed Financial Information         "Financial Highlights"

4.        General Description of the              "Organization and Capitalization of the Trust,"
          Registrant                              "Investment Objectives and Policies and Associated
                                                  Risks" and Cover Page

5.        Management of the Fund                  "Management of the Trust"

5A.       Management's Discussion of Fund         Not Applicable - Included in Annual Report
          Performance

6.        Capital Stock and Other Securities      "Distributions," "Taxes" and "Shareholder Inquiries"

7.        Purchase of Securities Being            "Purchase of Shares" and "Determination of Net Asset
          Offered                                 Value"

8.        Redemption or Repurchase                "Redemption of Shares" and "Determination of Net Asset
                                                   Value"

9.        Pending Legal Proceedings               Not Applicable


                         Part B: Information Required in
                   Statement of Additional Information ("SAI")

                                                  Location in the
N-1A                                              Registration Statement
Item No        Item                               by SAI Heading
-------        ----                               ----------------------


10.       Cover Page                              Cover Page

11.       Table of Contents                       "Table of Contents"

12.       General Information and History         Not Applicable

13.       Investment Objective and Policies       "Investment Objectives and Policies and Associated
                                                  Risks" in the Prospectus and "Investment
                                                  Restrictions," "Additional Investment Practices of the
                                                  Fixed Income Fund," "Additional Investment Practices
                                                  of the Global Bond Fund," and "Additional Investment
                                                  Practices of the Global Bond and Quantitative Equity
                                                  Funds-Futures and Options"

14.       Management of the Registrant            "Management of the Trust"

15.       Control Persons and Principal           "Description of the Trust
          Holders of Securities                   and Ownership of Shares"

16.       Investment Advisory and Other           "Investment Advisory and
          Services                                Other Services"

17.       Brokerage Allocation                    "Portfolio Transactions"

18.       Capital Stock and Other Securities      "Description of the Trust" and "Ownership of Shares"

19.       Purchase, Redemption and Pricing        "Purchase of Shares" and "Redemption of Shares" in
          of Securities Being Offered             Prospectus and "Determination of Net Asset Value"

20.       Tax Status                              "Income Dividends,  Distributions and Tax Status"

21.       Underwriters                            Not Applicable

22.       Calculation of Performance Data         "Investment Performance"

23        Financial Statements                    "Report of Independent Auditors and Financial
                                                  Statements"

                                     PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

                                   PROSPECTUS
                               THE DLB FUND GROUP
                               One Memorial Drive
                         Cambridge, Massachusetts 02142
                                 (617) 225-3800

                                 April 30, 1998



         The DLB Fund Group (the "Trust") is an open-end management investment company offering through this Prospectus four non-diversified portfolios with different investment objectives and strategies (such portfolios are each referred to as a "Fund," and, collectively, as the "Funds"). The Funds are intended primarily to serve as investment vehicles for institutional investors. Each Fund's investment manager is David L. Babson and Company Incorporated (the "Manager").


         The DLB FIXED INCOME FUND (the "Fixed Income Fund") seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

         The DLB GLOBAL SMALL CAPITALIZATION FUND (the "Global Small Cap Fund") seeks long-term capital appreciation through investment primarily in common stocks of smaller foreign and domestic companies.

         The DLB VALUE FUND (the "Value Fund") seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

         The DLB MID CAPITALIZATION FUND (the "Mid Cap Fund") seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of small to medium-size companies.

         Shares of each Fund are sold to investors by the Trust. The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000.

         This Prospectus concisely describes the information which investors ought to know before investing in any of the Funds. Please read this Prospectus carefully and keep it for further reference.


         A Statement of Additional Information dated April 30, 1998 is available at no charge by writing to the Trust, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts, 02142 or by telephoning (617) 225-3800. The Statement of Additional Information, which contains more detailed information about all of the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.



--------------------------------------------------------------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
         THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
         COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
         OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE

SHAREHOLDER TRANSACTION AND FUND EXPENSES.....................................3

FINANCIAL HIGHLIGHTS..........................................................7

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS......................11

PURCHASE OF SHARES...........................................................17

REDEMPTION OF SHARES.........................................................18

DETERMINATION OF NET ASSET VALUE.............................................19


DISTRIBUTIONS................................................................19


TAXES    ....................................................................20

MANAGEMENT OF THE TRUST......................................................21


PERFORMANCE INFORMATION......................................................22

ORGANIZATION AND CAPITALIZATION OF THE TRUST.................................22

SHAREHOLDER INQUIRIES........................................................23

                    SHAREHOLDER TRANSACTION AND FUND EXPENSES



1.       FIXED INCOME FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a)...................   .20%
         12b-1 Fees (b)...........................................      0
         Other Expenses (after fee waiver) (a)....................   .35%
                                                                     ----
         Total Fund Operating Expenses (after fee waiver) (a).....   .55%


EXAMPLE:

You would pay the following          Years
expenses on a $1,000 investment,
assuming a 5% annual return          1        3          5           10
                                     -        -          -           --
with or without redemption at
the end of each period:              $6      $18         $31         $69

---------------


(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .55% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .55%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .40%, "Other Expenses" would be .66% and "Total Fund Operating Expenses" would be 1.06%.


(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

2.       GLOBAL SMALL CAP FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a)..........................   .80%
         12b-1 Fees (b)..................................................      0
         Other Expenses (after fee waiver) (a)...........................   .70%
                                                                            ----
         Total Fund Operating Expenses (after fee waiver) (a)............  1.50%


EXAMPLE:

You would pay the following           Years
expenses on a $1,000 investment,
assuming a 5% annual return            1           3            5           10
                                       -           -            -           --
with or without redemption at
the end of each period:               $15         $47          $82          $179

---------------


(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed 1.50% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed 1.50%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be 1.00%, "Other Expenses" would be 1.14% and "Total Fund Operating Expenses" would be 2.14%.


(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

3.       VALUE FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a).........................   .35%
         12b-1 Fees (b).................................................      0
         Other Expenses (after fee waiver) (a)..........................   .45%
                                                                           ----
         Total Fund Operating Expenses (after fee waiver) (a)...........   .80%


EXAMPLE:

You would pay the following          Years
expenses on a $1,000 investment,
assuming a 5% annual return           1           3         5         10
                                      -           -         -         --
with or without redemption at
the end of each period:              $8          $26       $44        $99

---------------


(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .80% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .80%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .55%, "Other Expenses" would be .37% and "Total Fund Operating Expenses" would be .92%.


(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

4.       MID CAP FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a).........................    .30%
         12b-1 Fees (b).................................................       0
         Other Expenses (after fee waiver) (a)..........................    .60%
                                                                            ----
         Total Fund Operating Expenses (after fee waiver) (a)...........    .90%


EXAMPLE:

You would pay the following            Years
expenses on a $1,000 investment,
assuming a 5% annual return             1           3           5        10
                                        -           -           -        --
with or without redemption at
the end of each period:                $9          $29         $50       $111

---------------


(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .90% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .90%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .60%, "Other Expenses" would be .73% and "Total Fund Operating Expenses" would be 1.33%.


(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

         The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses of each of the Funds that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSES USED IN CALCULATING THE EXAMPLES ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

'                              FINANCIAL HIGHLIGHTS




The following tables, which present per share financial information for each of the Funds, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information relating to the Funds, and may be obtained by shareholders. Additional performance information is contained in the annual report for each of the Funds, which is available at no charge upon request. These tables should be read in conjunction with the Funds' other audited financial statements and related notes which are incorporated by reference into the Statement of Additional Information.


1.       FIXED INCOME FUND


                                                                                                            For the period
                                                                                                            July 25, 1995
                                                                      Year Ended         Year Ended        (commencement of
                                                                     December 31,        December 31,        operations) to
                                                                         1997               1996          December 31, 1995
                                                                    -------------        ------------     -----------------

Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                           $    10.11           $    10.26      $    10.00
                                                                     ----------           ----------      ----------
         Net investment income                                             0.42                 0.53            0.28
         Net realized and unrealized gain (loss) on investments            0.49                (0.15)           0.37
                                                                     ----------           ----------      ----------
              Total from investment operations                             0.91                 0.38            0.65
                                                                     ----------           ----------      ----------

     Less distributions declared to shareholders:
         From net investment income(1)                                    (0.41)               (0.53)          (0.28)
         From net realized gain on investments                             --                   --             (0.11)
                                                                     ----------           ----------      ----------
              Total distributions declared to shareholders                (0.41)               (0.53)          (0.39)
                                                                     ----------           ----------      ----------

     Net asset value - end of period                                 $    10.61           $    10.11      $    10.26
                                                                     ==========           ==========      ==========
     Total return                                                          9.03%                3.70%          14.75%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                           0.55%                0.55%           0.55%*
         Ratio of net investment income to average net assets              5.74%                6.36%           6.24%
         Portfolio turnover                                                  44%                  65%             42%
         Net assets at end of period (000 omitted)                   $   32,155           $   15,261      $    5,325

     The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.55% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund and had 1995 expenses been limited to that required by state securities laws then in effect, the net investment income per share and ratios would have been:

     Net investment income                                           $     0.38      $     0.44      $     0.19

     Ratios (to average net assets):
         Expenses                                                          1.06%           1.66%           2.50%*
         Net investment income                                             5.22%           5.25%           4.33%*


-------------

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $0.01 per share.
 *       Annualized

2.       GLOBAL SMALL CAP FUND


                                                                                                            For the period
                                                                                                            July 19, 1995
                                                                      Year Ended         Year Ended        (commencement of
                                                                     December 31,        December 31,        operations) to
                                                                         1997               1996          December 31, 1995
                                                                    -------------        ------------     -----------------
Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                           $     11.19          $     10.33         $     10.00
                                                                    -------------        ------------     -----------------
     Income from investment operations:
         Net investment income                                              0.02                 0.01                0.07
                                                                    -------------        ------------     -----------------
         Net realized and unrealized gain on investments                    0.50                 1.01                0.33
                                                                    -------------        ------------     -----------------
              Total from investment operations

                                                                            0.52                 1.02                0.40




     Less distributions declared to shareholders:
         From net investment income                                        (0.01)               (0.01)              (0.07)
         From net realized gain on investments                             (0.02)               (0.11)               --
         In excess of net realized gain on investments                     (0.01)               (0.04)               --
         Tax return of capital                                             (0.40)                --                  --
                                                                    -------------        ------------     -----------------
              Total distributions declared to shareholders                (0.44)               (0.16)               0.07
                                                                    -------------        ------------     -----------------


     Net asset value - end of period                                $     11.27          $     11.19         $     10.33
                                                                    =============        ============     =================

     Total return                                                          4.66%                9.85%               8.96%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                           1.50%                1.50%               1.46%*
         Ratio of net investment income to average net assets              0.22%                0.09%               1.46%*
         Portfolio turnover                                                  44%                  22%                  5%
         Average commission rate paid(1)                            $    0.0115          $   0.01170                --
         Net assets at end of period (000 omitted)                  $    13,887          $    12,586         $    10,509

     The Manager has agreed with the Fund to reduce its investment management fee and bear certain expenses, such that expenses do not exceed 1.50% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund and had 1995 expenses been limited to that required by state securities laws then in effect, the net investment income (loss) per share and ratios would have been:

     Net investment income (loss)                                   $     (0.05)         $     (0.10)        $      0.02

     Ratios (to average net assets):
         Expenses                                                          2.14%                2.36%               2.50%*
         Net investment income (loss)                                     (0.42)%              (0.77)%              0.42%*


-------------

(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commission paid during the year by the total number of shares purchased and sold on which commissions were charged.
*        Annualized

3.       VALUE FUND


                                                                                                              For the period
                                                                                                              July 25, 1995
                                                                         Year Ended         Year Ended     (commencement of
                                                                        December 31,       December 31,     operations) to
                                                                            1997               1996        December 31, 1995
                                                                     ---------------     -------------     -----------------
Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                            $       12.53      $       10.58      $       10.00
                                                                      -------------      -------------      -------------

     Income from investment operations:
         Net investment income                                                 0.15               0.16               0.09
         Net realized and unrealized gain on investments                       3.15               2.38               0.73
                                                                      -------------      -------------      -------------
              Total from investment operations                                 3.30               2.54               0.82
                                                                      -------------      -------------      -------------

     Less distributions declared to shareholders:
         From net investment income                                           (0.15)             (0.16)             (0.09)
         From net realized gain on investments                                (0.70)             (0.41)             (0.15)
         In excess of net realized gain on investments                        (0.07)             (0.02)              --
                                                                      -------------      -------------      -------------
              Total distributions declared to shareholders                    (0.92)             (0.59)             (0.24)
     Net asset value - end of period                                  $       14.91      $       12.53      $       10.58
                                                                      =============      =============      =============

     Total return                                                             26.35%             23.99%             18.64%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                               0.71%              0.80%              0.80%*
         Ratio of net investment income to average net assets                  1.40%              1.56%              2.02%*
         Portfolio turnover                                                      25%                23%                 7%
         Average commission rate paid(1)                              $     0.05796      $     0.05378               --
         Net assets at end of period (000 omitted)                    $      56,499      $      19,228      $      10,818

     The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.80% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund, the net investment income per share and ratios would have been:

     Net investment income                                            $        0.13      $        0.09      $        0.02

     Ratios (to average net assets):
         Expenses                                                              0.92%              1.50%              2.43%*
         Net investment income                                                 1.19%              0.86%              0.40%*


-------------


(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.

*        Annualized

4.       MID CAP FUND


                                                                                                              For the period
                                                                                                              July 25, 1995
                                                                        Year Ended         Year Ended        (commencement of
                                                                       December 31,       December 31,        operations) to
                                                                           1997               1996          December 31, 1995
                                                                       ------------     ---------------   -------------------
Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                             $     11.51      $       10.75      $       10.00
                                                                       -----------      -------------      -------------
     Income from investment operations:
         Net investment income                                                0.08               0.15               0.08
         Net realized and unrealized gain on investments                      3.72               1.44               0.84
                                                                       -----------      -------------      -------------
              Total from investment operations                                3.80               1.59               0.92
                                                                       -----------      -------------      -------------

     Less distributions declared to shareholders:
         From net investment income(1)                                       (0.08)             (0.15)             (0.08)
         From net realized gain on investments(2)                            (1.04)             (0.68)             (0.09)
                                                                       -----------      -------------      -------------
              Total distributions declared to shareholders                   (1.12)             (0.83)             (0.17)
                                                                                                           -------------
     Net asset value - end of period                                   $     14.19      $       11.51      $       10.75
                                                                       ===========      =============      =============

     Total return                                                            32.95%             14.75%             21.17%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                              0.90%              0.90%              0.90%*
         Ratio of net investment income to average net assets                 0.78%              1.28%              1.90%
         Portfolio turnover                                                     32%                25%                 6%
         Average commission rate paid(3)                               $   0.05262      $     0.05270               --
         Net assets at end of period (000 omitted)                     $    27,358      $      13,690      $      10,929

     The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.90% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund and had 1995 expenses been limited to that required by state securities laws then in effect, the net investment income per share and ratios would have been:

     Net investment income                                             $      0.04      $        0.05      $        0.01

     Ratios (to average net assets):
         Expenses                                                             1.33%              1.77%              2.50%*
         Net investment income                                                0.36%              0.41%              0.32%*


-------------


(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $0.01 per share.



(2) Distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $0.01 per share.



(3) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.


*       Annualized

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS



                                FIXED INCOME FUND

         The Fixed Income Fund's investment objective is to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

         The Manager will pursue the Fixed Income Fund's objective by investing the Fund's assets primarily in publicly traded domestic fixed income securities, including U.S. Treasury and agency obligations, mortgage-backed and asset-backed securities and corporate debt securities. The Fund will also invest in other fixed income markets, such as corporate private placements, directly-placed mortgage obligations and foreign currency denominated bonds. Substantially all (but no less than 65%) of the Fund's total assets will at all times be invested in fixed income securities. Pending investment and reinvestment in fixed income securities, the Manager may invest the Fund's assets in money market instruments. Allocations are made among a wide array of market sectors, such as U.S. Treasury and agency obligations, corporate securities, mortgages and mortgage-backed securities, private placement securities and non-U.S. dollar denominated securities, based on the relative attractiveness of such sectors. Following these sector allocations, the Manager will purchase those securities deemed attractively valued in the desired sectors. The Fund may invest in any fixed income security, including preferred stocks. The Fund may also hold a portion of its assets in cash or money market instruments.

         PORTFOLIO DURATION AND MATURITY. The Fund's portfolio will generally have an average dollar weighted portfolio maturity of five to twelve years and a duration of no less than three years and no more than ten years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The Fund's portfolio may include securities with maturities and durations outside of these ranges.

         PORTFOLIO QUALITY. The Fund may invest in any security that is rated investment grade at the time of purchase (i.e., at least Baa as determined by Moody's Investors Service, Inc. ("Moody's") or BBB as determined by Standard & Poor's ("S&P")), or in any unrated security that the Manager determines to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P and comparable unrated securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher- rated securities. In the event that any security held by the Fund ceases to be of investment grade quality, the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Manager, such investment is considered appropriate under the circumstances. However, if more than 5% of the Fund's net assets are below investment grade quality, the Manager will dispose of such securities as are necessary to reduce such holdings to 5% or less.

         INTEREST RATE RISK. The values of fixed income securities generally vary inversely to changes in prevailing interest rates. Investments in lower quality fixed income securities generally provide greater income than investments in higher-rated securities but are subject to greater market fluctuations and risks of loss of income and principal than are higher-rated securities. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

         MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. Government and its agencies and instrumentalities and by non- governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal payment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by the Fund may include adjustable rate instruments. See "Adjustable Rate Securities" below.

         The Fund may also invest in asset-backed securities such as securities backed by pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through to certificate holders. The underlying assets are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the assets tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on the underlying assets are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

         In addition to the risks described above, mortgage-backed and asset-backed securities without a U.S. Government guarantee involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. CMOs also include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of, and interest on, all other CMOs and the administrative expenses of the issuer. Due to uncertainty as whether any excess cash flow or the underlying collateral will be available, there can be no assurances that Residuals will ultimately have value.

         ADJUSTABLE RATE SECURITIES. The Fund may invest in adjustable rate securities which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

         OTHER INVESTMENT POLICIES. The Fund may also invest a limited portion of its net assets (in all cases less than 5%) in IO/PO strips, zero coupon securities, indexed securities, loans and other direct debt instruments, reverse repurchase agreements and dollar roll agreements. See the Statement of Additional Information for a description of each of these investment practices and the related risks.

         See "Investment Objectives And Policies and Associated Risks--General" for additional information.

                              GLOBAL SMALL CAP FUND

         The investment objective of the Global Small Cap Fund is to seek long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of investment by the Fund of up to $1.5 billion. Such companies are referred to herein as "small capitalization companies." Current income is only an incidental consideration in selecting investments for the Fund. The Fund is designed for investors seeking above-average capital growth potential through a global portfolio of common stocks.

         Under normal circumstances, substantially all (but no less than 65%) of the Fund's total assets will at all times be invested in common stocks of small capitalization companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. Small capitalization companies tend to be smaller than other companies and may be dependent upon a single proprietary product or market niche. They may have limited product lines, markets or financial resources or may depend on a limited management group. Typically, small capitalization companies have fewer securities outstanding, which may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of small capitalization companies are generally more sensitive to purchase and sale transactions; therefore, the prices of such securities tend to be more volatile than the securities of larger companies. As a result, the securities of small capitalization companies may change in value more than those of larger, more established companies.

         In seeking capital appreciation, the Fund follows a global investment strategy of investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States. The Fund normally expects to invest approximately 40% to 60% of its assets outside the United States and the remaining 60% to 40% of its assets inside the United States. The weighting of the Fund's portfolio between foreign and domestic investments will depend upon prevailing conditions in foreign and domestic markets. Under certain market conditions, the Fund may invest more than 60% of its assets either outside or inside the United States. In addition, the Fund will always invest at least 65% of its total assets in at least three different countries, one of which will be the United States. The selection of the Fund's domestic investments will generally be based on value factors, while the selection of the Fund's foreign investments will generally be based on growth factors. In certain foreign countries, particularly the newly industrializing countries described below, the Fund's market capitalization guideline of $1.5 billion may include companies which, when viewed on a relative basis, are not considered "small cap" in the particular country. The Fund may hold a portion of its assets in cash or money market instruments.

         Consistent with the above policies, the Fund may at times invest more than 25% of its assets in the securities of issuers located in a single country. At such times, the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in such country. When the Fund invests a substantial portion of its assets in a single country it is subject to greater risk of adverse changes in any of these factors with respect to such country than a Fund which does not invest as heavily in the country.

         The Fund may invest up to 15% of its assets in stocks traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former Soviet Union) and Africa. Investment in such countries involves a greater degree of risk than investment in industrialized countries, as discussed below. In order to gain exposure to certain foreign countries which prohibit or impose restrictions on direct investment, the Fund may (subject to any applicable regulatory requirements) invest in foreign and domestic investment companies and other pooled investment vehicles that invest primarily or exclusively in such countries. The Fund's investment through such vehicles will generally involve the payment of indirect expenses (including advisory fees) which the Fund does not incur when investing directly.

         The Manager believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a global portfolio, the Fund attempts to reduce the risks associated with investing in the economy of only one country. The countries that the Manager or Babson-Stewart Ivory International, the Fund's sub-adviser (the "Sub-Adviser"), believes offer attractive opportunities for investment may change from time to time. The Fund will invest only in exchange-traded securities and securities traded through established over-the-counter trading systems which the Manager or the Sub-Adviser believes provide comparable liquidity to exchange-traded securities.

         Foreign investments can involve risks, however, that may not be present in domestic securities. Because foreign securities are normally denominated and traded in foreign currencies, the value of the assets of the Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, with respect to certain foreign countries, there is a possibility of expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Finally, special tax considerations apply to foreign securities.

         See "Investment Objectives and Policies and Associated Risks--General" for additional information.

                                   VALUE FUND

         The Value Fund's investment objective is to seek long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. Strong consideration is given to common stocks whose current prices do not adequately reflect, in the opinion of the Manager, the true value of the underlying company in relation to earnings, dividends and/or assets.

         The Fund will ordinarily invest in the securities of companies which are listed on national securities exchanges or on the National Association of Securities Dealers Automated Quotation System. The Manager will select which issues to invest in based on its assessment of whether the issue is likely to provide favorable capital appreciation over the long-term.

         The Fund's investments may be made in companies which are currently of below average quality but which, in the opinion of the Manager, are undervalued by the market and offer attractive opportunities for long-term capital appreciation. Such companies involve a greater degree of investment risk than companies of average or above average quality, including the risk of a total loss in the event of insolvency or bankruptcy. Investment quality is evaluated using fundamental analysis emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. The Fund may also hold a portion of its assets in cash or money market instruments.

         See "Investment Objectives And Policies and Associated Risks--General" for additional information.

                                  MID CAP FUND

         The investment objective of the Mid Cap Fund is to seek long-term capital appreciation primarily through investment in small to medium-size companies. Such companies are referred to herein as "mid capitalization companies," which for these purposes means companies with a market capitalization at the time of investment by the Fund of between $400 million and $2 billion. Current income is only an incidental consideration. Strong consideration is given to common stocks of mid capitalization companies whose current prices do not adequately reflect, in the opinion of the Manager, the ongoing business value of the underlying company.

         The Mid Cap Fund invests primarily in common stocks. Under normal circumstances, substantially all (but no less than 65%) of its total assets will be invested in the common stock of mid capitalization companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. Mid capitalization companies, when compared to larger capitalization issuers, may be more dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, mid capitalization companies have fewer securities outstanding and are less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of mid capitalization companies are generally more sensitive to purchase and sale transactions; therefore, the prices of such securities tend to be more volatile than the securities of larger companies. As a result, the securities of mid capitalization companies may change in value more than those of larger, more established companies. The Fund generally intends to stay fully invested in equity securities, although the Fund may hold a portion of its assets in cash or money market instruments.

         See "Investment Objectives and Policies and Associated Risks--General" for additional information.

                                     GENERAL


         ILLIQUID SECURITIES. Each of the Funds may purchase "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws, so long as no more than 15% of a Fund's net assets would be invested in such illiquid securities. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.


         PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds expect to experience relatively low portfolio turnover rates. It is not anticipated that under normal circumstances the annual portfolio turnover rate of any Fund will exceed 100%. However, in any particular year, market conditions may result in greater rates than are currently anticipated. Portfolio turnover involves brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each Fund are shown in the section "Financial Highlights." See "Taxes" below and "Portfolio Transactions" in the Statement of Additional Information for additional information. The tax consequences of portfolio transactions may be a secondary consideration for tax-exempt investors.


         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under repurchase agreements a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject a Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities. For a discussion of these risks, see "Global Small Cap Fund," above.

         FIRM COMMITMENTS. Each Fund may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. A Fund will only enter into firm commitment arrangements with parties which the Manager or Sub-Adviser determines present minimal credit risks. A Fund will maintain, in a segregated account with its custodian, cash or securities in an amount equal to the Fund's obligations under firm commitment agreements. The Fund bears the risk that the other party will fail to satisfy its obligations to the Fund. Such a default may subject the Fund to expenses, delays and risks of loss.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may make secured loans of portfolio securities on up to 33 1/3% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to parties that are believed by the Manager or the Sub-Adviser to be of relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans including shipping fees and reasonable custodian and placement fees.


         DERIVATIVES. Certain of the instruments in which the Funds may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the Statement of Additional Information.

         RISKS OF NON-DIVERSIFICATION. As a non-diversified fund, each Fund may invest a relatively high percentage of its assets in the securities of relatively few issuers, rather than invest in the securities of a large number of issuers merely to satisfy diversification requirements. Investment in the securities of a limited number of issuers may increase the risk of loss to a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a "diversified" fund.



         CHANGES TO INVESTMENT OBJECTIVES. The investment objective and (except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information) policies of each Fund may be changed by the Trustees without shareholder approval. Any such change may result in a Fund having an investment objective and policies different from the objective and policies which a shareholder considered appropriate at the time of such shareholder's investment in the Fund. Shareholders of the relevant Fund will be notified of any changes in a Fund's investment objective or policies through a revised prospectus or other written communication.


                               PURCHASE OF SHARES


         Shares of each Fund may be purchased directly from the Trust on any day when the New York Stock Exchange is open for business (a "business day"). The minimum for an initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000. The purchase price of a share of each Fund is the net asset value next determined after a purchase order is received in good order. No sales charge is imposed on purchases of Fund shares.


         Shares of each Fund may be purchased either (i) in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, subject to the determination by the Manager that the securities to be exchanged are acceptable, (ii) in cash (i.e., by wire transfer) or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities accepted by the Manager in exchange for Fund shares will be acquired for investment only and not for resale and will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to Federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.


         The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the relevant Fund. Investors interested in purchases through exchange should telephone the Manager at (617) 225-3800, Attn: Maureen
M. Bates.



         Investors should call the offices of the Trust before attempting to place an order for Fund shares. The Trust reserves the right at any time to reject an order.



         The deadline for wiring federal funds to the Trust is 2:00 p.m. Eastern time; in the case of an investment in-kind, the investor's securities must be placed on deposit at DTC, and 4:00 p.m. Eastern time is the deadline for transferring those securities to the account designated by the custodian for the Funds.

In most cases, if the consideration is not received by the Trust before the relevant deadline, the purchase order is not considered to be in good order and the purchase order and consideration are required to be resubmitted on the following business day, unless Investors Bank & Trust Company can credit the consideration to the account for a specific Fund.


         All federal funds must be transmitted to Investors Bank & Trust Company to Account No. 777777722 for the account of the specific Fund.

         "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

         Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

         12B-1 PLANS. The Trust has adopted a distribution and services plan (each a "Plan") for each Fund under Rule 12b-1 of the Investment Company Act of 1940, but the Trustees do not intend to implement such Plans during the Trust's current fiscal year. The purposes of each Plan if implemented would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, reducing redemptions or improving services provided to shareholders by such dealers and other persons. Each Plan would permit payments by a Fund for such purposes at an annual rate of up to .50% of the Fund's average daily net assets, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of payments under each Plan and the specific purposes for which they are made would be determined by the Trustees. At present, the Trustees have no intention of implementing any Plan.

                              REDEMPTION OF SHARES


         Shares of each Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. There is no redemption fee for any of the Funds. Cash payments generally will be made by transfer of Federal funds for payment into the investor's account the next business day following the redemption request. Redemption requests should be sent to Investors Bank & Trust Company. In order to help facilitate the timely payment of redemption proceeds, it is recommended that investors telephone the Manager at (617) 225-3800, Attn: Maureen M. Bates, at least two days prior to submitting a request.


         Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in good order. A redemption request is in good order if it includes the correct name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed correctly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. In-kind redemptions, as described below, will be transferred and delivered as directed by the investor.

         If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the relevant

Fund's procedures for valuation described under "Determination of Net Asset Value." Investors generally will incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing with the signature guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

         Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of a share of each Fund is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open. The net asset value per share for a Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities (including options and futures contracts) for which market quotations are available are valued at the last quoted sale price, or, if there is no such reported sale, at the closing bid price. Securities traded in the over-the-counter market are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. Unlisted securities for which market quotations are not readily available are valued at the most recent quoted bid price. Short term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Illiquid securities or restricted securities will be valued at fair value based on information supplied by a broker. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Trust. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.


         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and the value of foreign securities will be determined as of the closing of such exchanges and securities markets. Events affecting the values of such foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees.

         Because foreign securities are quoted in foreign currencies, fluctuations in the value of such securities in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing at the time of determination of net asset value.

                                  DISTRIBUTIONS

         Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's present policy is to declare and pay distributions of its dividends and interest at least annually. Each Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually.

         All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the application form or by writing to Investors Bank & Trust Company.

                                      TAXES


         The following is a general summary of the federal income tax consequences for the Funds and shareholders who are U.S. citizens or residents or domestic corporations. The last paragraph of this section contains information relevant to foreign investors. Shareholders should consult their own tax advisors about the tax consequences of investments in a Fund in light of their particular tax situations. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.



         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of net gains on capital assets held (i) for more than one year but not more than 18 months and (ii) for more than 18 months are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether such distributions are received in cash or in reinvested shares. Any loss recognized on the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.



         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). Special withholding rules, described below, may apply to foreign shareholders.

         FOREIGN WITHHOLDING TAXES. The Global Small Cap Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.


         If, at the end of the fiscal year, more than 50% of the total assets of the Global Small Cap Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement imposed pursuant to the Taxpayer Relief Act of 1997). Shareholders of the Global Small Cap Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment on distributions by such Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.



         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.



         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 1999. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. The U.S. Treasury Department and the Internal Revenue Service have announced that the effective date of these regulations will be amended to apply to payments made on or after January 1, 2000. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.


                             MANAGEMENT OF THE TRUST

         Each Fund is advised and managed by David L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142, which provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. David L. Babson and Company Incorporated a registered investment adviser, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company.


         Under separate Management Contracts relating to each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of any Fund, the right of the Fund or of the Trust to use the identifying name "DLB" may be withdrawn.

         The Manager has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Babson-Stewart Ivory International (the "Sub-Adviser"), One Memorial Drive, Cambridge, Massachusetts 02142, with respect to the management of the international component of the Global Small Cap Fund's portfolio. The Sub-Adviser also provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. The Sub-Adviser is a general partnership owned 50% by the Manager and 50% by Stewart-Ivory & Company (International) Limited, an indirect wholly owned subsidiary of Stewart Ivory (Holdings) Ltd., which is controlled by James G.D. Ferguson and John G.L. Wright.

         Each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth below. The Manager, however, has agreed to waive a portion of its fee and to bear certain expenses for the current fiscal year to the extent each of the Fund's annual expenses (including the management fee but excluding brokerage commissions and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth below:

                               Management Fee             Expense Limitation
                               (as a % of Average         (as a % of Average
                               Daily Net Assets)          Daily Net Assets)

Name of Fund

Fixed Income Fund                    .40%                         .55%
Global Small Cap Fund               1.00*                        1.50
Value Fund                           .55                          .80
Mid Cap Fund                         .60                          .90

* Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a monthly fee at the annual rate of .50% of the Global Small Cap Fund's average daily net assets, although the Sub-Adviser has currently agreed to waive a portion of its fee. Payments made to the Sub-Adviser by the Manager will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

These fees and expenses and the terms applicable to them are described under "Shareholder Transaction and Fund Expenses" above.

         Edward L. Martin, an Executive Vice President and Director of the Manager, is primarily responsible for the day-to-day management of the portfolio of the Fixed Income Fund. Peter C. Schliemann, an Executive Vice President and Director of the Manager, and James W. Burns and John Wright, who are each Managing Directors of the Sub-Adviser, are primarily responsible for the day-to-day management of the portfolio of the Global Small Cap Fund. Roland W. Whitridge, Senior Vice President and Director of the Manager, is primarily responsible for the day-to-day management of the Value Fund. Eugene Gardner, a Vice President of the Manager, is primarily responsible for the day-to-day management of the Mid Cap Fund. Mr. Martin, Mr. Schliemann, Mr. Whitridge and Mr. Gardner have each been employed by the Manager in portfolio management for at least the past five years and have each been responsible for management of their respective Funds since inception. Mr. Burns and Mr. Wright have each been employed by the Sub-Adviser in portfolio management for at least the past five years, and have each been responsible for management of the Global Small Cap Fund since its inception.

                             PERFORMANCE INFORMATION

         Yield (in the case of the Fixed Income Fund) and total return data (for all Funds) may from time to time be included in advertisements about each Fund. "Yield" for the Fixed Income Fund is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-year period and for the life of a Fund, each through the most recent calendar quarter, represents the average annual compounded rate of return on an investment of $1000 in a Fund at net asset value (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Quotations of yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. See "Investment Performance" in the Statement of Additional Information.

         All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST


         The Trust was established on August 1, 1994 as a business trust under Massachusetts law. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares and which are presently divided into eight series of shares, each representing a different fund. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to shareholder vote must be approved by each fund of the Trust separately except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted together as a single class, and
(ii) when the Trustees have determined that the matter affects one or more funds, then only shareholders of such fund or funds shall be entitled to vote on the matter. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their fund, but not of any other fund. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Massachusetts Mutual Life Insurance Company currently owns more than 25% of the outstanding shares of the Fixed Income Fund, the Global Small Cap Fund and the Mid Cap Fund, and therefore is deemed to "control" such Funds within the meaning of the 1940 Act. Massachusetts Mutual Life Insurance Company Separate Investment Account N.V. currently owns more than 25% of the outstanding shares of the Value Fund, and therefore is deemed to control such Fund within the meaning of the 1940 Act.

         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of that liability, however, is considered remote because liability may arise only in very limited circumstances and shareholders are entitled to indemnification out of the assets of the relevant fund for any such liability.

                              SHAREHOLDER INQUIRIES


         Shareholders may direct inquiries to the Trust c/o David L. Babson and Company Incorporated, Attn: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142 (617-225-3800).



         When required by the 1940 Act, the Manager's discussion of the performance of each Fund in its most recent fiscal year as well as a comparison of each Fund's performance over the life of the Fund with that of a benchmark securities index selected by the Manager will be included in the Trust's Annual Report for that fiscal year. Copies of the Annual Report will be available upon request without charge.

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA  02110


CUSTODIAN
Investors Bank & Trust Company


John Hancock Tower



200 Clarendon Street, 16th Floor



Boston, MA  02116


TRANSFER AGENT
Investors Bank & Trust Company


John Hancock Tower



200 Clarendon Street, 5th Floor



Boston, MA  02116

                                   PROSPECTUS
                        THE DLB QUANTITATIVE EQUITY FUND
                               One Memorial Drive
                         Cambridge, Massachusetts 02142
                                 (617) 225-3800


                                 April 30, 1998

         The DLB Quantitative Equity Fund (the "Fund") is a portfolio of The DLB Fund Group (the "Trust"), an open-end management investment company offering non-diversified portfolios with different investment objectives and strategies. The Fund is intended primarily to serve as an investment vehicle for institutional investors. The Fund's investment manager is David L. Babson and Company Incorporated (the "Manager").

         Shares of the Fund are sold to investors by the Trust. The minimum initial investment in the Fund is $100,000, and the minimum for each subsequent investment is $10,000.

         This Prospectus concisely describes the information which investors ought to know before investing in The DLB Quantitative Equity Fund. Please read this Prospectus carefully and keep it for further reference.


         A Statement of Additional Information dated April 30, 1998 is available at no charge by writing to the Trust, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning (617) 225-3800. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.



--------------------------------------------------------------------------------
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION
         PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE

SHAREHOLDER TRANSACTION AND FUND EXPENSES.....................................3

FINANCIAL HIGHLIGHTS..........................................................4

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS.......................5

PURCHASE OF SHARES............................................................7

REDEMPTION OF SHARES..........................................................9

DETERMINATION OF NET ASSET VALUE.............................................10

DISTRIBUTIONS................................................................10

TAXES    ....................................................................10

MANAGEMENT OF THE TRUST......................................................12

PERFORMANCE INFORMATION......................................................12

ORGANIZATION AND CAPITALIZATION OF THE TRUST.................................13

SHAREHOLDER INQUIRIES........................................................13

                    SHAREHOLDER TRANSACTION AND FUND EXPENSES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a)...........................  .55%
         12b-1 Fees(b)....................................................     0
         Other Expenses(after fee waiver)(a)..............................  .35%
                                                                            ----
         Total Fund Operating Expenses (after fee waiver) (a).............  .90%

EXAMPLE:


You would pay the following          Years
expenses on a $1,000 investment,
assuming a 5% annual return,          1           3         5           10
                                      -           -         -           --
with or without redemption at
the end of each period:               $9         $29      $50          $111


---------------


(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .90% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .90%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .75%, "Other Expenses" would be .80% and "Total Fund Operating Expenses" would be 1.55%.


(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plan."

         The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses of the Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND ESTIMATED EXPENSES USED IN CALCULATING THE EXAMPLE ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

                              FINANCIAL HIGHLIGHTS


The following table, which presents per share financial information for the Fund, has been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information, and may be obtained by shareholders. Additional performance information is contained in the annual report for the Fund, which is available at no charge upon request. The table should be read in conjunction with the Fund's other audited financial statements and related notes which are incorporated by reference into the Statement of Additional Information.



                                                                                     For the period
                                                                                     August 26, 1996
                                                                                     (Commencement of
                                                                    Year Ended       operations) to
                                                                   December 31,      December 31,
                                                                       1997               1996
                                                                   ------------      -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $      11.66      $      10.00
Income from investment operations:                                 ------------      ------------
    Net investment income                                                  0.03              0.01
    Net realized and unrealized gain on investments                        3.73              1.84
                                                                   ------------      ------------
         Total from investment operations                                  3.76              1.85
                                                                   ------------      ------------


Less distributions declared to shareholders:
    From net investment income                                            (0.03)            (0.01)
    From net realized gain on investments                                 (0.83)            (0.18)
    In excess of realized gain on investments                             (0.01)             --
                                                                   ------------      ------------
         Total distributions declared to shareholders                     (0.87)            (0.19)
                                                                   ------------      ------------

Net asset value - end of period                                    $      14.55      $      11.66
                                                                   ============      ============

Total return                                                              32.23%            18.51%

Ratios and Supplemental Data:
    Ratio of expenses to average net assets                                0.90%             0.90%*
    Ratio of net investment income to average net assets                   0.23%             0.43%*
         Portfolio turnover                                                  46%               10%
    Average commission rate paid(1)                                $     0.0336      $     0.0192
    Net assets at end of period (000 omitted)                      $     25,069      $     13,897

The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.90% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund, the net investment loss per share and ratios would have been:

Net investment loss                                                $      (0.06)     $      (0.01)

Ratios (to average net assets):
    Expenses                                                               1.55%             1.82%*
    Net investment income (loss)                                          (0.43)%           (0.50)%*


--------------
(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commission were charged.

*        Annualized

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

         The Fund seeks long-term growth of capital. Under normal market conditions, substantially all of the Fund's total assets (but no less than 65% of its total assets) will be invested in common stocks and other equity securities. Although common stocks of well-established, medium- to large-capitalization companies will normally comprise the Fund's principal investments, the Fund may also purchase convertible bonds, convertible preferred stocks, preferred stocks and debt securities that are of investment grade quality at the time of purchase if the Manager believes they would help achieve the Fund's objective. The Fund may also hold a portion of its assets in cash or money market instruments and may engage in the various investment practices described below. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

         BASIC INVESTMENT STRATEGY. The Manager believes that there are systematic mispricings in the securities markets that can be exploited by a disciplined investment strategy based predominately on quantitative factors. The Manager seeks to exploit these mispricings by constructing a portfolio using a proprietary analytical model. A broad cross-section of securities is ranked using both value factors and growth factors. Securities are then selected for the Fund based on these rankings, with weight also given to the impact of transaction costs and the portfolio's overall characteristics, including sector weightings, beta, market capitalization, yield and liquidity.

         DEFENSIVE STRATEGIES. At times the Manager may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Manager may temporarily use "defensive" strategies designed primarily to reduce fluctuations in the value of the Fund's assets. In implementing these defensive strategies, the Fund may invest without limit in securities of any kind. It is not currently anticipated that the Fund, when investing for such defensive purposes, will invest in securities that entail greater overall risk than the Fund's typical investments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

         FINANCIAL FUTURES AND OPTIONS. The Fund may buy and sell financial futures contracts on securities indexes and fixed income securities. A futures contract is a contract to buy or sell units of a particular securities index, or a certain amount of a fixed income security, at an agreed price on a specified future date. Depending on the change in value of the index or security between the time when the Fund enters into and terminates a futures contract, the Fund realizes a gain or loss. The Fund may purchase and sell futures contracts for hedging purposes and to adjust that Fund's exposure to relevant stock or bond markets. For example, when the Manager wants to increase the Fund's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index. Similarly, when the Manager wants to increase the Fund's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury bonds or notes. The Fund may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts.

         The use of futures and options involves certain special risks. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying securities index or securities or of the securities which are the subject of the hedge. The successful use of futures and options further depends on the Manager's ability to forecast market or interest rate movements correctly. Other risks arise from the Fund's potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain provisions of the Internal Revenue Code and certain regulatory requirements may also limit the Fund's ability to engage in futures and options transactions. See the Statement of Additional Information for additional information regarding risks of financial futures and options.

         OPTIONS. The Fund may purchase and sell call and put options on securities it owns or in which it may invest. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options written by the Fund may not exceed 25% of the Fund's total assets. The Fund's use of these strategies may be limited by applicable law.

         ILLIQUID SECURITIES. The Fund may purchase "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under Federal securities laws, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities. The Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses. In addition, illiquid securities are generally more difficult to value.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of portfolio securities on up to 33 1/3% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to parties that are believed by the Manager to be of relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans including shipping fees and reasonable custodian and placement fees.


         PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions for the Fund. It is anticipated that under normal circumstances the annual portfolio turnover rate of the Fund will not exceed 200%. However, in any particular year, market conditions may result in greater rates than are currently anticipated. Portfolio turnover involves brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. The portfolio turnover rate for the Fund is shown in the section "Financial Highlights." See "Taxes" below and "Portfolio Transactions" in the Statement of Additional Information for additional information. The tax consequences of portfolio transactions may be a secondary consideration for tax-exempt investors.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under repurchase agreements the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss.

         FIRM COMMITMENTS. The Fund may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. The Fund will only enter into firm commitment arrangements with parties which the Manager determines present minimal credit risks. The Fund will maintain, in a segregated account with its custodian, cash or securities in an amount equal to the Fund's obligations under firm commitment agreements. The Fund bears the risk that the other party will fail to satisfy its obligation to the Fund. Such a default may subject the Fund to expenses, delays and risks of loss.


         DERIVATIVES. Certain of the instruments in which the Fund may invest, such as futures contracts and options, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Fund did not use such instruments. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the Statement of Additional Information.



         RISKS OF NON-DIVERSIFICATION. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in the securities of relatively few issuers, rather than invest in the securities of a large number of issuers merely to satisfy diversification requirements. Investment in the securities of a limited number of issuers may increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a "diversified" fund.



         CHANGES TO INVESTMENT OBJECTIVE. The investment objective and policies of the Fund may be changed by the Trustees without shareholder approval (except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information). Any such change may result in the Fund having an investment objective and policies different from the objective and policies which a shareholder considered appropriate at the time of such shareholder's investment in the Fund. Shareholders of the Fund will be notified of any changes in the Fund's investment objective or policies through a revised prospectus or other written communication.


                               PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust on any day when the New York Stock Exchange is open for business (a "business day"). The minimum for an initial investment in the Fund is $100,000, and the minimum for each subsequent investment is $10,000. The purchase price of a share of the Fund is the net asset value next determined after a purchase order is received in good order. No sales charge is imposed on purchases of Fund shares.

         Shares of the Fund may be purchased either (i) in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, subject to the determination by the Manager that the securities to be exchanged are acceptable, (ii) in cash (i.e., by wire transfer) or

(iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities accepted by the Manager in exchange for Fund shares will be acquired for investment only and not for resale and will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to Federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.


         The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the Fund. Investors interested in purchases through exchange should telephone the Manager at (617) 225-3800, Attn: Maureen M. Bates.


         Investors should call the offices of the Trust before attempting to place an order for Trust shares. The Trust reserves the right at any time to reject an order.


         The deadline for wiring federal funds to the Trust is 2:00 p.m. Eastern time; in the case of an investment in-kind, the investor's securities must be placed on deposit at DTC, and 4:00 p.m. Eastern time is the deadline for transferring those securities to the account designated by the Fund's custodian. In most cases, if the consideration is not received by the Trust before the relevant deadline, the purchase order is not considered to be in good order and the purchase order and consideration are required to be resubmitted on the following business day, unless Investors Rank and Trust Company can credit the consideration to the account for a specific fund.


         All federal funds must be transmitted to Investors Bank & Trust Company to Account No. 777777722 for the account of the Fund.

         "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

         Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

         12B-1 PLAN. The Trust has adopted a distribution and services plan (the "Plan") for the Fund under Rule 12b-1 of the Investment Company Act of 1940, but the Trustees do not intend to implement such Plan during the Trust's current fiscal year. The purposes of the Plan if implemented would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, reducing redemptions or improving services provided to shareholders by such dealers and other persons. The Plan would permit payments by the Fund for such purposes at an annual rate of up to .50% of the Fund's average daily net assets, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of payments under the Plan and the specific purposes for which they are made would be determined by the Trustees. At present, the Trustees have no intention of implementing the Plan.

                              REDEMPTION OF SHARES


         Shares of the Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. There is no redemption fee for the Fund. Cash payments generally will be made by transfer of Federal funds for payment into the investor's account the next business day following the redemption request. Redemption requests should be sent to Investors Bank & Trust Company. In order to help facilitate the timely payment of redemption proceeds, it is recommended that investors telephone the Manager at (617) 225-3800, Attn: Maureen M. Bates, at least two days prior to submitting a request.


         Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in good order. A redemption request is in good order if it includes the correct name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed correctly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust must specify, in full, the capacity in which they are acting. In-kind redemptions, as described below, will be transferred and delivered as directed by the investor.

         If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Investors generally will incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing with the signature guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

         The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of a share of the Fund is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open. The net asset value per share for the Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities (including options and futures contracts) for which market quotations are available are valued at the last quoted sale price, or, if there is no such reported sale, at the closing bid price. Securities traded in the over-the-counter market are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. Unlisted securities for which market quotations are not readily available are valued at the most recent quoted bid price. Short term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Illiquid securities or restricted securities will be valued at fair value based on information supplied by a broker. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Trust. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

                                  DISTRIBUTIONS

         The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). The Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. The Fund's present policy is to declare and pay distributions of its dividends and interest at least annually. The Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually. All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the application form or by writing to Investors Bank & Trust Company.

                                      TAXES

         The following is a general summary of the federal income tax consequences for the Fund and shareholders who are U.S. citizens or residents or domestic corporations. The last paragraph of this section contains information relevant to foreign investors. Shareholders should consult their own tax advisors about the tax consequences of investments in the Fund in light of their particular tax situations. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.


         The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of net gains on capital assets held (i) for more than one year but not more than 18 months and (ii) for more than 18 months are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether received in cash or in reinvested shares. Any loss recognized on the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

The Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). Special withholding rules, described below, may apply to foreign shareholders.


         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.



         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 1999. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. The U.S. Treasury Department and the Internal Revenue Service have announced that the effective date of these regulations will be amended to apply to payments made on or after January 1, 2000. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             MANAGEMENT OF THE TRUST

         The Fund is advised and managed by David L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142, which provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. David L. Babson and Company Incorporated, a registered investment adviser, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company.


         Under a separate Management Contract relating to the Fund, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Fund, the right of the Fund or of the Trust to use the identifying name "DLB" may be withdrawn.

         The Fund pays the Manager a monthly fee at the annual rate of the Fund's average daily net assets set forth below. The Manager, however, has agreed to waive a portion of its fee and to bear certain expenses for the current fiscal year to the extent the Fund's annual expenses (including the management fee but excluding brokerage commissions and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth below:

                                Management Fee       Expense Limitation
                                (as a % of Average   (as a % of Average
                                Daily Net Assets)     Daily Net Assets)

                                      .75%                         .90%

These fees and expenses and the terms applicable to them are described under "Shareholder Transaction and Fund Expenses" above.

         Michael Caplan, Vice President of the Manager, has been primarily responsible for the day-to-day management of the Fund since its inception. Prior to joining the Manager in December 1995, Mr. Caplan was employed as a portfolio manager by Concert Capital Management, Inc. from January 1995 through December 1995. Prior to January 1995, Mr. Caplan was employed as a portfolio manager by State Street Global Advisors.

                             PERFORMANCE INFORMATION

         Yield and total return data may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-year period and for the life of the Fund, each through the most recent calendar quarter, represents the average annual compounded rate of return on an investment of $1000 in the Fund at net asset value (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Quotations of yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. See "Investment Performance" in the Statement of Additional Information.

         All data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST


         The Trust was established on August 1, 1994 as a business trust under Massachusetts law. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares and which are presently divided into eight series of shares, each representing a different Fund. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to shareholder vote must be approved by each fund of the Trust except (i) when required by the Investment Company Act of 1940, shares shall be voted together as a single class, and (ii) when the Trustees have determined that the matter affects one or more funds, then only shareholders of such fund or funds shall be entitled to vote on the matter. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the fund, are entitled to receive the net assets of the fund. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Massachusetts Mutual Life Insurance Company currently owns more than 25% of the outstanding shares of the Fund and therefore is deemed to "control" the Fund within the meaning of the Investment Company Act of 1940.


         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of that liability, however, is considered remote because liability may arise only in very limited circumstances and shareholders are entitled to indemnification out of the assets of the Fund for any such liability.

                              SHAREHOLDER INQUIRIES


         Shareholders may direct inquiries to the Trust c/o David L. Babson and Company Incorporated, Marketing Department, Attn: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142 (617-225-3800).


         When required by the Investment Company Act of 1940, the Manager's discussion of the performance of the Fund in its most recent fiscal year as well as a comparison of the Fund's performance over the life of the Fund with that of a benchmark securities index selected by the Manager will be included in the Trust's Annual Report for that fiscal year. Copies of the Annual Report will be available upon request without charge.

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA  02110


CUSTODIAN
Investors Bank & Trust Company


John Hancock Tower



200 Clarendon Street, 16th Floor



Boston, MA 02116



TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116

                                   PROSPECTUS
                            THE DLB GLOBAL BOND FUND
                               One Memorial Drive
                         Cambridge, Massachusetts 02142
                                 (617) 225-3800


                                 April 30, 1998




         The DLB Global Bond Fund (the "Fund") is a portfolio of The DLB Fund Group (the "Trust"), an open-end management investment company offering non-diversified portfolios with different investment objectives and strategies. The Fund is intended primarily to serve as an investment vehicle for institutional investors. The Fund's investment manager is David L. Babson and Company Incorporated (the "Manager"), and its subadviser is Potomac Babson Incorporated (the "Sub-Adviser").


         Shares of the Fund are sold to investors by the Trust. The minimum initial investment in the Fund is $100,000, and the minimum for each subsequent investment is $10,000.

         This Prospectus concisely describes the information which investors ought to know before investing in The DLB Global Bond Fund. Please read this Prospectus carefully and keep it for further reference.


         A Statement of Additional Information dated April 30, 1998 is available at no charge by writing to the Trust, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning (617) 225-3800. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.



--------------------------------------------------------------------------------
         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
         THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
         COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
         CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE


SHAREHOLDER TRANSACTION AND FUND EXPENSES.....................................3

FINANCIAL HIGHLIGHTS..........................................................4

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS.......................5

PURCHASE OF SHARES...........................................................11

REDEMPTION OF SHARES.........................................................13

DETERMINATION OF NET ASSET VALUE.............................................13

DISTRIBUTIONS................................................................14

TAXES    ....................................................................15

MANAGEMENT OF THE TRUST......................................................16

PERFORMANCE INFORMATION......................................................17

ORGANIZATION AND CAPITALIZATION OF THE TRUST.................................17

SHAREHOLDER INQUIRIES........................................................18

                    SHAREHOLDER TRANSACTION AND FUND EXPENSES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a)........................  .55%
         12b-1 Fees(b).................................................    0
         Other Expenses (after fee waiver) (a).........................  .25%
                                                                         ----
         Total Fund Operating Expenses (after fee waiver) (a)..........  .80%


EXAMPLE:


You would pay the following         Years
expenses on a $1,000 investment,
assuming a 5% annual return,        1            3          5           10
                                    -            -          -           --
with or without redemption at
the end of each period:             $8          $26        $44         $99


---------------


(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .80% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .80%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .75%, "Other Expenses" would be .67% and "Total Fund Operating Expenses" would be 1.42%.


(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plan."

         The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses of the Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND ESTIMATED EXPENSES USED IN CALCULATING THE EXAMPLE ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

                              FINANCIAL HIGHLIGHTS


The following table, which presents per share financial information for the Fund, has been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information, and may be obtained by Shareholders. Additional performance information is contained in the annual report for the Fund which is available at no charge upon request. The table should be read in conjunction with the Fund's other audited financial statements and related notes which are incorporated by reference into the Statement of Additional Information.



                                                                                     For the period
                                                                                     August 26, 1996
                                                                                     (commencement
                                                                       Year Ended    of operations) to
                                                                      December 31,    December 31,
                                                                          1997           1996
                                                                      ------------   -----------------
Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                            $  9.99        $  10.00
     Income from investment operations:                               -------        --------
         Net investment income                                           0.58            0.19
         Net realized and unrealized gain on investments
              and foreign currency                                       0.08            0.13
                                                                      -------        --------
              Total from investment operations                           0.66            0.32
                                                                      -------        --------

     Less distributions declared to shareholders:
         From net investment income                                     (0.58)          (0.19)
         In excess of net investment income                             (0.35)          (0.11)
         From net realized gain on investments
              and foreign currency                                       --             (0.03)
                                                                      -------        --------
              Total distributions declared to shareholders              (0.93)          (0.33)
                                                                      -------        --------

     Net asset value - end of period                                  $  9.72        $   9.99
                                                                      =======        ========

     Total return                                                        6.57%           3.21%
     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                         0.80%           0.80%*
         Ratio of net investment income to average net assets            5.64%           5.35%*
         Portfolio turnover                                               234%            232%
         Net assets at end of period (000 omitted)                    $28,501        $ 25,805
     The Manager has agreed with the Fund to reduce its
     management fee and bear certain expenses, such that expenses do not exceed 0.80% of average daily net assets on an
     annualized basis.  If the fee and expenses had been incurred by the Fund, the net investment income per share and ratios would have been:
     Net investment income                                            $  0.52        $   0.17
     Ratios (to average net assets):
         Expenses                                                        1.42%           1.33%*
         Net investment income                                           5.01%           4.81%*



----------


*        Annualized.

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

         The Fund's investment objective is to seek total return. The Fund invests in a global portfolio consisting principally of governmental or supranational debt securities denominated in currencies of the member states of the Organization for Economic Cooperation and Development. Under normal market conditions, the Fund will invest at least 65% of its total assets in debt securities of issuers located in at least three different countries, one of which may be the United States, and will invest at least 15% of its total assets in U.S. dollar-denominated securities, issued domestically or abroad. The Fund may also hold a portion of its assets in cash or money market instruments. The Fund is not intended to be a complete investment program, and there is no assurance it will achieve its objective.

         GLOBAL BOND MARKETS. In recent years, opportunities for investment in global bond markets have become more significant. Participants in these markets have grown in number, thereby providing better liquidity. A number of global bond markets have reduced barriers to entry to foreign investors by deregulation and by reducing their withholding taxes. Simultaneous with the opening of foreign markets, barriers to global capital flows have been reduced or eliminated. The Fund provides a convenient vehicle to participate in global bond markets, some of which may outperform U.S. dollar-denominated bond markets in U.S. dollar terms during certain periods of time.

         Although the Fund is a non-diversified investment company, investing in the Fund can provide global diversity to an investor's existing portfolio of U.S. dollar-denominated bonds, thereby potentially reducing volatility or risk over time. Historically, returns of foreign bond markets have often diverged from returns generated by U.S. bond markets. These divergences stem not only from fluctuating exchange rates, but also from foreign interest rates not always moving in the same direction, or moving to the same extent, as interest rates in the U.S.

         A global income portfolio composed of both international and U.S. bonds is able to take advantage of a far wider range of investment opportunities than one that is restricted to U.S. dollar securities and may, at times, provide higher investment returns. For example, global bonds may provide higher current income than U.S. bonds and/or the local price of global bonds can appreciate more than U.S. bonds. Fluctuations in foreign currencies relative to the U.S. dollar can potentially benefit investment returns. Of course, in each case, at any time the opposite may also be true.

         PORTFOLIO QUALITY. The Fund will invest only in debt securities that are rated at the time of purchase A or better by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's ("S&P"), or in unrated securities which the Sub-Adviser determines to be of comparable quality. In the event that any security held by the Fund ceases to be of this quality, the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Sub-Adviser, such investment is considered appropriate under the circumstances.

         PORTFOLIO MATURITY. The Sub-Adviser may take full advantage of the entire range of maturities offered by fixed income securities and may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields on securities of different maturities and its expectations of future changes in interest rates. It is currently expected that, under normal market conditions, the Fund's average portfolio maturity will range from five to ten years. The Fund's portfolio may include securities with maturities outside of this range.

         GOVERNMENTAL AND SUPRANATIONAL ISSUERS. The obligations of U.S. and foreign governmental entities, including supranational issuers, have different kinds of government support. For instance, as used in this Prospectus, the term "U.S. government obligations" refers to debt securities issued or guaranteed by the U.S. government or by various of its agencies or instrumentalities. Certain of these obligations, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States.

         Other U.S. government obligations issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

         Similarly, obligations of foreign governmental entities include obligations issued or guaranteed by national, provincial, state or other governments with taxing power or by their agencies. Some of these obligations are supported by the full faith and credit of a foreign government and some are not.

         Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The members, or "stockholders," of a supranational entity make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. By engaging in lending activities and other activities intended to foster international economic growth and development, supranational entities further the particular governmental purposes of their members.

         DEFENSIVE STRATEGIES. At times the Sub-Adviser may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times the Sub-Adviser may temporarily use the defensive strategies of investing up to 100% of the Fund's assets in securities of issuers located in the United States or in money market instruments, including short-term bank obligations, such as certificates of deposit. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

         INTEREST RATE RISK. The market value of the Fund's investments will change in response to changes in interest rates and other factors. During periods of falling interest rates, the values of long-term, fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in exchange rates for foreign currencies may affect the value of portfolio securities denominated in those currencies. Changes by recognized rating services in their ratings of securities and in the ability of an issuer to make payments of interest and principal may also effect the value of these investments. Changes in the value of portfolio securities generally will not affect interest income derived from those securities, but will affect the Fund's net asset value. Exchange rate fluctuations, however, may impact both the value of a particular investment and the income derived from that investment.

         FOREIGN INVESTMENTS. Investments in sovereign debt of foreign issuers and other foreign securities involve risks that may not be present in domestic investments. Since foreign securities are typically denominated in foreign currencies, the value of the assets of the Fund and its net investment income available for distribution may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. The Fund will not invest in securities denominated in a foreign currency that is not fully exchangeable into U.S. dollars without legal restriction at the time of investment.

         There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including without limitation the issuer's balance of payments and its overall debt level, as well as cash flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in certain foreign countries.

         Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries.

         Special tax considerations apply to foreign securities. In determining whether to invest in securities of foreign issuers, the Sub-Adviser will consider the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

         Because the Fund intends to purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Sub-Adviser may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging"). The Sub-Adviser's decision as to whether and to what extent to hedge the Fund's foreign currency risk is dependent upon a number of factors, and, as a result, there can be no assurances that the Fund's portfolio will be hedged at any particular time.

         The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell the security and the settlement date, or to "lock in" the value of a dividend or interest payment in a particular currency. The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency.

         If conditions warrant, the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as part of its transaction hedging strategies. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. The Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

         The Fund may engage in "position hedging" to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the foreign currencies for securities which the Fund intends to buy, when the Fund holds cash reserves or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and put and call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currencies on a spot basis.

         The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve a currency other than that in which the particular securities that are the subject of the hedge are denominated or in which any of the Fund's portfolio securities are then denominated. These transactions involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

         OPTIONS AND FUTURES PORTFOLIO STRATEGIES. The Fund may purchase and sell call and put options with respect to securities and currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security or currency above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security or currency from the option holder at a price above the current market price of the security or currency. The Fund may terminate an option that is has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

         The Fund may also purchase and sell futures contracts and related options on securities and currencies in order to reduce fluctuations in net asset value by hedging against a decline in the value of securities or currencies owned by the Fund or an increase in the value of securities or currencies which the Fund expects to purchase. A futures contract sale creates an obligation by the seller to deliver, and by the purchaser to take delivery of, the type of instrument called for in the contract at a specified future date at an agreed price. The Fund may also use such techniques, to the extent permitted by applicable law, as a substitute for direct investment in foreign securities.

         The use of futures and options involves certain special risks and may result in realization of taxable income or capital gains. Certain risks arise because of the possibility of imperfect correlations among movements in the prices of financial futures and options and movements in the prices of the underlying securities or currencies or of the securities or currencies that are the subject of the hedge. The successful use of futures and options further depends on the Sub-Adviser's ability to forecast market movements correctly. Other risks arise from the Fund's potential inability to close out its futures or options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. If the Fund purchases or sells options in the over-the-counter market, the Fund's ability to terminate those option positions may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Certain regulatory requirements may limit the Fund's ability to engage in futures and options transactions. Position limits and other rules of foreign exchanges may differ from those in the United States. Also, options and futures markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States. See Statement of Additional Information for additional information regarding the risks of financial futures and options.


         INDEXED SECURITIES. The Fund may invest in indexed securities which are short to intermediate term fixed-income securities whose values at maturity, or the interest rates on which, rise or fall according to the change in one or more specified underlying instruments, such as currencies, securities, interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself. Because certain foreign markets may be closed for all practical purposes to U.S. investors such as the Fund, the Fund may invest indirectly in such markets through the purchase of indexed securities and would therefore be subject to the risks described above with respect to investments in foreign securities as well as being subject to the risk of relying upon the issuer of the indexed security to fulfill its obligations under the terms of the security. See Statement of Additional Information for additional information regarding the risks of indexed securities.

         SHORT SALES. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the other party to the transaction. Short sales involve certain expenses and entail risks. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited if the Fund does not own the security.

         The staff of the Securities and Exchange Commission is of the opinion that a short sale involves the creation of a senior security and is, therefore, subject to the limitations of Section 18 of the 1940 Act. The staff has taken the position that in order to comply with the provisions of Section 18, the Fund must put in a segregated account (not with the broker) an amount of cash or United States Government securities equal to the difference between: (a) the market value of the securities sold short at the time they were sold short, and
(b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short. It is currently expected that no more than 25% of the Fund's net assets will be used as collateral or deposited in a segregated account in connection with short sales.

         REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

         The Fund will establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of portfolio securities on up to 33 1/3% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to parties that are believed by the Sub-Adviser to be of relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans including shipping fees and reasonable custodian and placement fees.



         PORTFOLIO TURNOVER. Portfolio turnover is not a limiting factor with respect to investment decisions for the Fund. It is anticipated that under normal circumstances the annual portfolio turnover rate of the Fund will not exceed 400%. However, in any particular year, market conditions may result in greater rates than are currently anticipated. Portfolio turnover involves brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. The portfolio turnover rate for the Fund is shown in the section "Financial Highlights." See "Taxes" below and "Portfolio Transactions" in the Statement of Additional Information for additional information. The tax consequences of portfolio transactions may be a secondary consideration for tax-exempt investors.


         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under repurchase agreements the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities.

         FIRM COMMITMENTS. The Fund may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. The Fund will only enter into firm commitment arrangements with parties which the Sub-Adviser determines present minimal credit risks. The Fund will maintain, in a segregated account with its custodian, cash or securities in an amount equal to the Fund's obligations under firm commitment agreements. The Fund bears the risk that the other party will fail to satisfy its obligation to the Fund. Such a default may subject the Fund to expenses, delays and risks of loss.



         DERIVATIVES. Certain of the instruments in which the Fund may invest, such as indexed securities, forward contracts, futures contracts and options, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or a currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Fund did not use such instruments. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the Statement of Additional Information.




         RISKS OF NON-DIVERSIFICATION. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in the securities of relatively few issuers, rather than invest in the securities of a large number of issuers merely to satisfy diversification requirements. Investment in the securities of a limited number of issuers may increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a "diversified" fund.




         CHANGES TO INVESTMENT OBJECTIVE. The investment objective and (except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information) policies of the Fund may be changed by the Trustees without shareholder approval. Any such change may result in the Fund having an investment objective and policies different from the objective and policies which a shareholder considered appropriate at the time of such shareholder's investment in the Fund. Shareholders of the Fund will be notified of any changes in the Fund's investment objective or policies through a revised prospectus or other written communication.


                               PURCHASE OF SHARES

         Shares of the Fund may be purchased directly from the Trust on any day when the New York Stock Exchange is open for business (a "business day"). The minimum for an initial investment in the Fund is $100,000, and the minimum for each subsequent investment is $10,000. The purchase price of a share of the Fund is the net asset value next determined after a purchase order is received in good order. No sales charge is imposed on purchases of Fund shares.

         Shares of the Fund may be purchased either (i) in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, subject to the determination by the Manager that the securities to be exchanged are acceptable, (ii) in cash (i.e., by wire transfer) or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities accepted by the Manager in exchange for Fund shares will be acquired for investment only and not for resale and will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to Federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.


         The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the Fund. Investors interested in purchases through exchange should telephone the Manager at (617) 225-3800, Attn: Maureen M. Bates.



         Investors should call the offices of the Trust before attempting to place an order for Fund shares. The Trust reserves the right at any time to reject an order.



        The deadline for wiring federal funds to the Trust is 2:00 p.m. Eastern time; in the case of an investment in-kind, the investor's securities must be placed on deposit at DTC, and 4:00 p.m. Eastern time is the deadline for transferring those securities to the account designated by the Fund's custodian. In most cases, if the consideration is not received by the Trust before the relevant deadline, the purchase order is not considered to be in good order and the purchase order and consideration are required to be resubmitted on the following business day, unless Investors Bank & Trust Company can credit the consideration to the account for a specific fund.


         All federal funds must be transmitted to Investors Bank & Trust Company to Account No. 777777722 for the account of the Fund.

         "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

         Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

         12B-1 PLAN. The Trust has adopted a distribution and services plan (the "Plan") for the Fund under Rule 12b-1 of the Investment Company Act of 1940, but the Trustees do not intend to implement such Plan during the Trust's current fiscal year. The purposes of the Plan if implemented would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, reducing redemptions or improving services provided to shareholders by such dealers and other persons. The Plan would permit payments by the Fund for such purposes at an annual rate of up to .50% of the Fund's average daily net assets, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of payments under the Plan and the specific purposes for which they are made would be determined by the Trustees. At present, the Trustees have no intention of implementing the Plan.

                              REDEMPTION OF SHARES


         Shares of the Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. There is no redemption fee for the Fund. Cash payments generally will be made by transfer of Federal funds for payment into the investor's account the next business day following the redemption request. Redemption requests should be sent to Investors Bank & Trust Company. In order to help facilitate the timely payment of redemption proceeds, it is recommended that investors telephone the Manager at (617) 225-3800, Attn:
Maureen M. Bates, at least two days prior to submitting a request.


         Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in good order. A redemption request is in good order if it includes the correct name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed correctly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust must specify, in full, the capacity in which they are acting. In-kind redemptions, as described below, will be transferred and delivered as directed by the investor.

         If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Investors generally will incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing with the signature guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

         The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of a share of the Fund is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open. The net asset value per share for the Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities (including options and futures contracts) for which market quotations are available are valued at the last quoted sale price, or, if there is no such reported sale, at the closing bid price. Securities traded in the over-the-counter market are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. Unlisted securities for which market quotations are not readily available are valued at the most recent quoted bid price. Short term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Illiquid securities or restricted securities will be valued at fair value based on information supplied by a broker. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Trust. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and the value of foreign securities will be determined as of the closing of such exchanges and securities markets. Events affecting the values of such foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees.

         Because foreign securities are quoted in foreign currencies, fluctuations in the value of such securities in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing at the time of determination of net asset value.

                                  DISTRIBUTIONS

         The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). The Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. The Fund's present policy is to declare and pay distributions of its dividends and interest at least annually. The Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually.

         All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the application form or by writing to Investors Bank & Trust Company.

                                      TAXES

         The following is a general summary of the federal income tax consequences for the Fund and shareholders who are U.S. citizens or residents or domestic corporations. The last paragraph of this section contains information relevant to foreign investors. Shareholders should consult their own tax advisors about the tax consequences of investments in the Fund in light of their particular tax situations.

Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.


         The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of net gains on capital assets held (i) for more than one year but not more than 18 months and (ii) for more than 18 months are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether received in cash or in reinvested shares. Any loss recognized on the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.



         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.


         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). Special withholding rules, described below, may apply to foreign shareholders.

         FOREIGN WITHHOLDING TAXES. The Fund invests in foreign securities and therefore may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.


         If, at the end of the fiscal year, more than 50% of the total assets of the Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement imposed pursuant to the Taxpayer Relief Act of 1997). Shareholders of the Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment on distributions by the Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.


         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S.

withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.



         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 1999. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. The U.S. Treasury Department and the Internal Revenue Service have announced that the effective date of these regulations will be amended to apply to payments made on or after January 1, 2000. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             MANAGEMENT OF THE TRUST

         The Fund is advised and managed by David L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142, which provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. David L. Babson & Co., Inc., a registered investment adviser, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company.


         Under a separate Management Contract relating to the Fund, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Fund, the right of the Fund or of the Trust to use the identifying name "DLB" may be withdrawn.

         In order to assist it in carrying out its responsibilities, the Manager has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Potomac Babson Incorporated (the "Sub-Adviser"), 1290 Avenue of the Americas, New York, New York 10019, with respect to the management of the Fund's portfolio. The Sub-Adviser, a registered investment adviser, is a majority-owned subsidiary of the Manager.

         The Fund pays the Manager a monthly fee at the annual rate of the Fund's average daily net assets set forth below. The Manager, however, has agreed to waive a portion of its fee and to bear certain expenses for the current fiscal year to the extent the Fund's annual expenses (including the management fee but excluding brokerage commissions and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth below:


                                  Management Fee       Expense Limitation
                                  (as a % of Average   (as a % of Average
                                  Daily Net Assets)    Daily Net Assets)

                                          .75%               .80%


These fees and expenses and the terms applicable to them are described under "Shareholder Transaction and Fund Expenses" above. Under the Fund's Sub-Advisory Agreement, the Manager pays the Sub-Adviser a monthly fee at the annual rate of .65% of the Fund's average daily net assets, although the Sub-Adviser has currently agreed to waive a portion of its fee. Payments made to the Sub-Adviser by the Manager will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

         Hani Findakly, President of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since its inception. He has been employed by the Sub-Adviser (and its predecessor) in portfolio management for more than five years.


                             PERFORMANCE INFORMATION

         Yield and total return data may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30- day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-year period and for the life of the Fund, each through the most recent calendar quarter, represents the average annual compounded rate of return on an investment of $1000 in the Fund at net asset value (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Quotations of yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. See "Investment Performance" in the Statement of Additional Information.

         All data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST


         The Trust was established on August 1, 1994 as a business trust under Massachusetts law. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares and which are presently divided into eight series of shares, each representing a different fund. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to shareholder vote must be approved by each fund of the Trust except (i) when required by the Investment Company Act of

1940, shares shall be voted together as a single class, and (ii) when the Trustees have determined that the matter affects one or more funds, then only shareholders of such fund or funds shall be entitled to vote on the matter. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the fund, are entitled to receive the net assets of the fund. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Massachusetts Mutual Life Insurance Company currently owns more than 25% of the outstanding shares of the Fund and therefore is deemed to "control" the Fund within the meaning of the Investment Company Act of 1940.


         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of that liability, however, is considered remote because liability may arise only in very limited circumstances and shareholders are entitled to indemnification out of the assets of the Fund for any such liability.

                              SHAREHOLDER INQUIRIES


         Shareholders may direct inquiries to the Trust c/o David L. Babson and Company Incorporated, Marketing Department, Attn: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142 (617-225- 3800).


         When required by the Investment Company Act of 1940, the Manager's discussion of the performance of the Fund in its most recent fiscal year as well as a comparison of the Fund's performance over the life of the Fund with that of a benchmark securities index selected by the Manager will be included in the Trust's Annual Report for that fiscal year. Copies of the Annual Report will be available upon request without charge.

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA  02110


CUSTODIAN
Investors Bank & Trust Company


John Hancock Tower



200 Clarendon Street, 16th Floor



Boston, MA 02116



TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116

                               THE DLB FUND GROUP

                             DLB FIXED INCOME FUND
                         DLB SMALL CAPITALIZATION FUND
                                 DLB VALUE FUND
                          DLB MID CAPITALIZATION FUND
                          DLB QUANTITATIVE EQUITY FUND
                              DLB GLOBAL BOND FUND


                       STATEMENT OF ADDITIONAL INFORMATION



                                 April 30, 1998



         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectuses of The DLB Fund Group dated April 30, 1998, as amended from time to time, and should be read in conjunction therewith. Each reference to the term "Prospectus" in this Statement of Additional Information shall include the Trust's prospectuses relating to the DLB Fixed Income Fund, the DLB Small Capitalization Fund, the DLB Value Fund, the DLB Mid Capitalization Fund, the DLB Quantitative Equity Fund and the DLB Global Bond Fund. A copy of the Prospectus may be obtained free of charge by writing The DLB Fund Group, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning (617) 225-3800.

                                Table of Contents

Caption                                                                    Page

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS ..................   1

INVESTMENT RESTRICTIONS ..................................................   1

INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS ...........................   4

MANAGEMENT OF THE TRUST ..................................................   6

INVESTMENT ADVISORY AND OTHER SERVICES ...................................   8


ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL BOND FUND ..................  11


ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL BOND AND
         QUANTITATIVE EQUITY FUNDS -- FUTURES AND OPTIONS ................  13

ADDITIONAL INVESTMENT PRACTICES OF THE FIXED INCOME FUND .................  17

PORTFOLIO TRANSACTIONS ...................................................  20

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES .........................  24

INVESTMENT PERFORMANCE ...................................................  29

DETERMINATION OF NET ASSET VALUE .........................................  31

EXPERTS ..................................................................  31

REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS ..................  31

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS


         The investment objective and policies of each of the DLB Fixed Income Fund (the "Fixed Income Fund"), the DLB Global Small Capitalization Fund (the "Global Small Cap Fund"), the DLB Value Fund (the "Value Fund"), the DLB Mid Capitalization Fund (the "Mid Cap Fund"), the DLB Quantitative Equity Fund (the "Quantitative Equity Fund") and the DLB Global Bond Fund (the "Global Bond Fund") (each a "Fund," and collectively the "Funds") of The DLB Fund Group (the "Trust") are set forth in the Prospectus.


                             INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund:

                  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33 1/3% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

                  (4) Make loans, except by purchase of debt obligations (including nonpublicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets in the case of each Fund.

                  (5) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

                  (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

                  (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Global Bond Fund and the Quantitative Equity Fund may purchase and sell futures contracts, options, including options on commodities and commodity contracts, and other financial instruments and may enter into foreign exchange transactions.

         Notwithstanding the latitude permitted by Restrictions 1 and 3 above, no Fund has any current intention in the coming year of (a) borrowing money from banks, (b) entering into dollar rolls or (c) investing in real estate investment trusts. In addition, notwithstanding the latitude permitted by Restriction 1 above, no Fund, except the Global Bond Fund, has any current intention in the coming year of entering into reverse repurchase agreements. The Global Bond Fund's obligations under reverse repurchase agreements will not exceed 5% of the Fund's net assets.


         It is contrary to the present policy of each Fund, which may be changed by the Trust's Trustees without shareholder approval, to:


                  (a) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (b) (All Funds except the Global Bond Fund) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds (other than the Global Bond
         Fund) have no current intention in the coming year of engaging in short sales or maintaining a short position.

                  (c) Invest in securities of any issuer if officers and Trustees of the Trust and officers and partners of David L. Babson and Company Incorporated (the "Manager") who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

                  (d) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.


                  (e) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.


                  (f) Acquire more than 10% of the voting securities of any issuer.

                  (g) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that the Fund may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so long as no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

                  (h) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (i) Make investments for the purpose of gaining control of a company's management.

         Except as otherwise indicated in Restriction 1 or Restriction (e) above, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.


         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS


         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to so qualify and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or firm commitments) derived with respect to its business of investing in such stock, securities or currencies;
(b) distribute at least 90% of its dividend, interest and certain other income (including, in general, short-term capital gains) each year; and (c) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.


         The tax status of each Fund and the distributions which it may make are summarized in the Prospectus under the heading "Taxes." Each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gain, if any, after giving effect to any available capital loss carry-over. Net capital gain is the excess of net long-term capital gain over net short-term capital loss. It is the policy of each Fund to make distributions sufficient to avoid the imposition of a 4% excise tax on certain undistributed amounts. A shareholder may be limited in its ability to recognize losses on the sale of Fund shares if the shareholder subsequently invests in that Fund or another Fund.


         If a Fund engages in certain transactions, such as firm commitments and hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert short-term capital gains or losses into long-term capital gains or losses. Such transactions may therefore affect the amount, timing and character of distributions to shareholders.

         The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.


         Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from or the sale of its investment in such a company, which tax could not be eliminated by making distributions to Fund shareholders. To avoid this treatment, a Fund may elect to mark to market annually all of its stock in a passive foreign investment company. Alternatively, if a Fund elects to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not currently expect to be in the position to make such elections.


         In general, all dividends derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (subject to special rules concerning the availability of the dividends-received deduction for corporations) and distributions of net gains on capital assets held (i) for more than one year but not more than eighteen months and (ii) for more than 18 months are taxable to investors as such, regardless of how long a shareholder may have owned shares in the relevant Fund or whether such distributions are received in shares or cash. Tax exempt organizations or entities will generally not be subject to federal income tax on dividends or distributions from a Fund, except certain organizations or entities, including private foundations, social clubs, and others, which may be subject to tax on dividends or capital gains. Each organization or entity should review its own circumstances and the federal tax treatment of its income.



         The dividends-received deduction for corporations will generally apply to a Fund's dividends paid from investment income to the extent derived from dividends received by the Fund from domestic corporations that would be entitled to such deduction in the hands of the Fund if it were a regular corporation. A corporate shareholder will only be eligible to claim a dividends-received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date.


         Certain of the Funds which invest in foreign securities may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.


         If, at the end of the fiscal year, more than 50% of the total assets of any Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement imposed pursuant to the Taxpayer Relief Act of 1997). Shareholders of any of the Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.


                             MANAGEMENT OF THE TRUST

         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

Trustees


         *Ronald E. Gwozdz, age 59, has been the Executive Vice President of the Manager since July 1991 and Managing Director of Babson-Stewart Ivory International since 1994, prior to which he was Senior Vice President of Auburndale Management since January 1990, and before that, President of Plymouth Funds for Fidelity Investments.



         *James W. MacAllen, age 54, Chairman of the Trustees, has been the President, Chief Executive Officer and a Director of the Manager and a Managing Director of Babson-Stewart Ivory International since April 1, 1998. He has been employed as Executive Vice President, Chief Investment Officer and has served a Director of the Manager since 1996, prior to which he was a Portfolio Manager for Hagler, Mastrovita & Hewitt, an investment management company, since 1994, and before that, Chief Investment Officer at Wilmington Capital Management, Inc.



         Charles E. Hugel, age 69, serves as a Director of Eaton Corporation, a manufacturer of auto parts, and Pitney Bowes, Inc., a manufacturer of business and office equipment. He is also Chairman of the Board of Trustees of Lafayette College. Mr. Hugel is the former Chairman of Asea Brown Boveri Inc., which principally engages in the manufacture of electrical equipment and the generation, transmission, distribution and transportation of power, the former Chairman, President and Chief Executive Officer of Combustion Engineering, Inc. and a former Executive Vice President of American Telephone and Telegraph Company.



         Richard A. Nenneman, age 68, is the former Editor-in-Chief of The Christian Science Monitor and a former Senior Vice President of Girard Bank. He currently serves as a member of the boards of various civic associations.



         Richard J. Phelps, age 69, is the Chief Executive Officer of Phelps Industries, Inc., a manufacturer of rawhide dog treats. He currently serves as a director of Superior Pet, U.K. and Superior Pet Australia, both manufacturers of rawhide dog treats; Bio-Comp, USA, a manufacturer of fertilizer; Stockton Baseball Co., USA, which operates a minor league baseball team; and Babson-Stewart Ivory International Fund, Inc.

*Deemed to be an "interested person" of the Trust and the Manager, as defined by the 1940 Act

Officers


         Ronald E. Gwozdz, President.


         DeAnne B. Dupont, age 44, Treasurer, is the Vice President of the Manager.



         Frank L. Tarantino, age 58, Clerk, is the Senior Vice President and Chief Operating Officer of the Manager. Mr. Tarantino was President of Liberty Securities Corporation from 1994 to 1997, and was previously Executive Vice President of State Street Research & Management Company.

         The mailing address of each of the officers and Trustees is c/o David
L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142.


         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they may have held different positions with such employers.


Trustee Compensation

         The Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended 12/31/97 are shown below:



                                                   Total Compensation
                               Aggregate             from Registrant
                             Compensation           and Fund Complex
Name of Trustee               from Trust*           Paid to Trustees
Ronald E. Gwozdz               $     0                  $     0

Charles E. Hugel                11,000                   11,000

Richard A. Nenneman             11,000                   11,000

Richard J. Phelps               11,000                   11,000

Peter C. Thompson**                  0                        0

James W. MacAllen                    0                        0

---------------

*Includes an annual retainer and an attendance fee for each meeting attended. **Retired from service as a Trustee effective April 22, 1998.

                     INVESTMENT ADVISORY AND OTHER SERVICES


Management Contracts


        The Trust's investment manager, David L. Babson and Company Incorporated (the "Manager"), One Memorial Drive, Cambridge, Massachusetts 02142, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company which is owned by Mass Mutual Holding Company, a holding company and a wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company. Massachusetts Mutual Life Insurance Company also currently owns more than 25% of such the outstanding shares of each of the Fixed Income Fund, Global Small Cap Fund, Mid Cap Fund, Quantitative Equity Fund and Global Bond Fund and therefore is deemed to "control" each such Fund within the meaning of the Investment Company Act of 1940. As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. The Manager has entered into a Sub-Advisory Agreement with Babson-Stewart Ivory International ("BSII") with respect to the management of the international component of the Global Small Cap Fund's portfolio and a Sub-Advisory Agreement with Potomac Babson Incorporated ("PBI") with respect to the management of the Global Bond Fund. (BSII and PBI are collectively referred to herein as the "Sub-Advisers.") Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.


         As disclosed in the Prospectus, each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth therein. In addition, the Manager has agreed to waive its fee and to bear certain expenses until further notice to the extent each of the Fund's annual expenses (including the management fee, but excluding brokerage commissions and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth in the Prospectus. The Sub-Advisers have also agreed to waive a portion of their fees.

         The Funds paid the following management fees during the periods indicated:


1.  FIXED INCOME FUND


                                                 Management
    Fiscal Year         Management Fee Paid      Fee Waived
-------------------     -------------------      ----------
    1995                     $     0              $ 8,911
    1996                     $23,616              $23,977
    1997                     $43,160              $43,352


2.  GLOBAL SMALL CAP FUND


                                                 Management
    Fiscal Year         Management Fee Paid*     Fee Waived
-------------------     -------------------      ----------
    1995                    $      0              $45,284
    1996                    $ 95,914              $24,608
    1997                    $105,509              $26,418


3.  VALUE FUND


                                                 Management
    Fiscal Year         Management Fee Paid      Fee Waived
-------------------     -------------------      ----------
    1995                      $      0            $24,862
    1996                      $ 53,072            $30,836
    1997                      $131,383            $75,644


4.  MID CAP FUND


                                                 Management
    Fiscal Year         Management Fee Paid      Fee Waived
-------------------     -------------------      ----------
    1995                      $     0              $26,445
    1996                      $37,317              $37,918
    1997                      $54,798              $55,036


----------------------------


         * Under the relevant Sub-Advisory Agreement, for fiscal years 1995, 1996 and 1997, (i) the Manager paid BSII subadvisory fees of $17,572, $47,957 and $52,754, respectively, and (ii) BSII waived a portion of its fees in an amount equal to $4,393, $12,304 and $13,209, respectively.

5.       GLOBAL BOND FUND


                                                 Management
    Fiscal Year         Management Fee Paid**    Fee Waived
-------------------     -------------------      ----------
         1996                $ 48,407             $17,775
         1997                $149,928             $54,592


6.       QUANTITATIVE EQUITY FUND


                                                 Management
    Fiscal Year         Management Fee Paid      Fee Waived
-------------------     -------------------      ----------
         1996                 $ 24,714            $ 9,094
         1997                 $110,944            $40,577


         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract has an initial two-year term and will continue in effect thereafter indefinitely so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         The Sub-Advisory Agreements contain provisions similar to those contained in the Management Contracts.

         Custodial Arrangements. Investors Bank & Trust Company ("IBT") serves as the Trust's custodian on behalf of the Funds. As such, IBT holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         Transfer Agent. IBT also serves as the Trust's transfer agent on behalf of the Funds.

-------------------------------

         ** Under the relevant Sub-Advisory Agreement, for the fiscal years 1996 and 1997, the Manager paid PBI subadvisory fees of $41,953 and $129,943, respectively, and PBI waived a portion of its fees in an amount equal to $15,406 and $47,315, respectively.

             ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL BOND FUND

         As described in its Prospectus, the Global Bond Fund can engage in foreign currency exchange transactions and may invest in indexed securities. The following sections provide more detailed information about these practices.

         Foreign Currency Transactions. The Fund may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. The Fund may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund. The Fund may also use indexed securities and options and futures contracts relating to foreign currencies for the same purposes.

         When the Fund agrees to buy or sell a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager or the relevant Sub-Adviser.

         The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pounds sterling - for example, by entering into a forward contract to sell deutschemarks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

         The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. For example, if the Fund held investments denominated in deutschemarks, the Fund could enter into forward contracts to sell deutschemarks and purchase Swiss francs. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

         Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. To the extent required by SEC guidelines, the Fund will segregate assets to cover currency forward contracts.

         Successful use of currency management strategies will depend on the Manager's or relevant Sub-Adviser's skill in analyzing and predicting currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Manager or relevant Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Manager or relevant Sub-Adviser had hedged the Fund by selling that currency in exchange for dollars, the Fund would be unable to participate in the currency's appreciation. If the Manager or relevant Sub-Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager or relevant Sub-Adviser increases the Fund's exposure to a foreign currency, and that currency's value declines, the Fund will realize a loss. There is no assurance that the Manager's or Sub-Adviser's use of currency management strategies will be advantageous to the Fund or that it will hedge at an appropriate time.

         Indexed Securities. The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.


             ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL BOND AND
                QUANTITATIVE EQUITY FUNDS -- FUTURES AND OPTIONS

         As described in their Prospectuses, the Global Bond and Quantitative Equity Funds can engage in a variety of transactions using futures and options. The following sections provide more detailed information about these practices.

         Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. Each Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Limitations on Futures and Options Transactions. The Funds have filed notices of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act. To the extent the Funds do not engage in commodity futures or commodity options for "bona fine" hedging purposes, the Rule requires each Fund to limit the initial margin and premiums paid to establish such positions to 5% of net assets. The amount by which a commodity option is "in the money" is excluded for these purposes.

         Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired.

         Options and Futures Relating to Foreign Currencies (Global Bond Fund only). Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

         The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

         OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         Writing Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.


            ADDITIONAL INVESTMENT PRACTICES OF THE FIXED INCOME FUND

         In addition to the investment practices described in detail in the Fund's Prospectus under the heading "Investment Objectives and Policies and Associated Risks - Fixed Income Fund," the Fixed Income Fund may also engage, to a limited extent, in the following investment practices, which are identified in the Prospectus and more fully described below. The Fund currently intends to invest less than 5% of its net assets in each of these instruments in the coming year.

         Strips and Residuals. The Fund may invest in stripped mortgage-backed securities which are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Fund may invest in both the interest-only or "IO" class and the principal-only or "PO" class. Prepayments could result in losses on such stripped mortgage-backed securities. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Stripped mortgage-backed securities may have limited liquidity. The Fund may also invest in IO or PO strips relating to other types of fixed income securities, such as asset-backed securities. Such investments would be subject similar to risks similar to those described above.

         Residuals also involve the additional risk of loss of the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO (as defined in the Prospectus) bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

         Zero Coupon Securities. The Fund may invest in "zero coupon" fixed income securities. The Fund is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. The Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity.

         Indexed Securities. The Fund may purchase securities the redemption values and/or the coupons of which are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument.

         Indexed securities in which the Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

         Loans and Other Direct Debt Instruments. The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Fund's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interest with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may have to rely on the agent to collect and pass on to the Fund any payments received from the borrower and to apply appropriate credit remedies against a borrower. When the Fund is required to rely upon a financial institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such financial institution as well as the creditworthiness of the borrower.

         Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         Reverse Repurchase Agreements and Dollar Roll Agreements. The Fund may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

         Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure their obligation to redeliver the securities.

         Dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Fund will establish segregated accounts with its custodian in which it will maintain assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by the Fund for purposes of the Fund's fundamental investment restriction with respect to borrowings.

                             PORTFOLIO TRANSACTIONS

         Investment Decisions

         Investment decisions for the Funds and for the other investment advisory clients of the Manager and the Sub-Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's or the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         Brokerage and Research Services

         Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fixed Income Fund and the Global Bond Fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, such Funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Manager and the Sub-Advisers may receive brokerage and research services and other similar services from many broker-dealers with which the Manager and the Sub-Advisers place the Funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Manager's or Sub-Adviser's investment professionals. Where the services referred to above are not used exclusively by the Manager or a Sub-Adviser for research purposes, the Manager or Sub-Adviser, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-research use. Some of these services may be of value to the Manager, the Sub-Advisers or their affiliates in advising various of their clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Manager, the Sub-Advisers or their affiliates may receive these services even though the Manager or the Sub-Advisers might otherwise be required to purchase some of these services for cash.

         The Manager and Sub-Advisers each place orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Manager and the Sub-Advisers use their best efforts to obtain for the Funds the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager and the Sub-Advisers, having in mind each Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by each Management Contract or, as applicable, the Sub-Advisory Agreements, the Manager and the Sub-Advisers may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Manager or Sub-Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The Manager's or the Sub-Adviser's authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly the Manager and the Sub-Advisers will use their best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.


         The following tables show brokerage commissions on portfolio transactions paid by each Fund during the fiscal periods indicated.

1.       FIXED INCOME FUND


         Fiscal Year                        Brokerage Commissions
         -----------                        ---------------------
         1995                                        $0
         1996                                        $0
         1997                                        $0


2.       GLOBAL SMALL CAP FUND



         Fiscal Year                        Brokerage Commissions
         -----------                        ---------------------
         1995                                       $38,917
         1996                                       $26,636
         1997                                       $32,949


3.       VALUE FUND


         Fiscal Year                        Brokerage Commissions
         -----------                        ---------------------
         1995                                       $16,731
         1996                                       $15,351
         1997                                       $60,776


4.       MID CAP FUND


         Fiscal Year                        Brokerage Commissions
         -----------                        ---------------------
         1995                                       $18,964
         1996                                       $14,880
         1997                                       $36,573

5.       GLOBAL BOND FUND



         Fiscal Year                        Brokerage Commissions
         -----------                        ---------------------
         1996                                       $  964
         1997                                       $8,903


6.       QUANTITATIVE EQUITY FUND


         Fiscal Year                        Brokerage Commissions
         -----------                        ---------------------
         1996                                       $ 5,791
         1997                                       $17,992


The following tables show transactions placed by each Fund with brokers and dealers during the fiscal year ended December 31, 1997 to recognize research, statistical and quotation services.


1.       FIXED INCOME FUND


          Dollar Value of                            Percent of                         Amount of
         Those Transactions                      Total Transactions                    Commissions
         ------------------                      ------------------                    -----------
                $0                                       0%                                 $0


2.       GLOBAL SMALL CAP FUND


          Dollar Value of                            Percent of                         Amount of
         Those Transactions                      Total Transactions                    Commissions
         ------------------                      ------------------                    -----------
         $115,473                                        2.4%                           $231


3.       VALUE FUND


          Dollar Value of                            Percent of                         Amount of
         Those Transactions                      Total Transactions                    Commissions
         ------------------                      ------------------                    -----------
         $18,004,715                                    39.7%                           $24,281


4.       MID CAP FUND


          Dollar Value of                            Percent of                         Amount of
         Those Transactions                      Total Transactions                    Commissions
         ------------------                      ------------------                    -----------
         $3,380,839                                     18.0%                           $8,655

5.       GLOBAL BOND FUND


          Dollar Value of                            Percent of                         Amount of
         Those Transactions                      Total Transactions                    Commissions
         ------------------                      ------------------                    -----------
                $0                                       0%                                 $0


6.       QUANTITATIVE EQUITY FUND


          Dollar Value of                            Percent of                         Amount of
         Those Transactions                      Total Transactions                    Commissions
         ------------------                      ------------------                    -----------
         $2,102,489                                     8.46%                           $2,754


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated August 1, 1994. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

         Each share of each Fund represents an equal proportionate interest in such fund. Shares of the Trust do not have any preemptive rights. Upon liquidation of a fund, shareholders of such fund are entitled to share pro rata in the net assets of the fund available for distribution to shareholders.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

Voting Rights


         As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual fund on all matters except (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more funds, then only shareholders of such funds shall be entitled to vote thereon. Shareholders of one fund shall not be entitled to vote on matters exclusively affecting another fund, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other fund and the approval of the investment advisory contract of the other fund.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

Shareholder and Trustee Liability


         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the relevant fund for all loss and expense of any shareholder of that fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


At March 31, 1998, except as noted below, the officers and Trustees of the Trust did not own any shares of any Fund, and, to the knowledge of the Trust no person owned of record or beneficially 5% or more of the shares of any Fund.


1.       FIXED INCOME FUND


              Shareholder Name                                       Percentage
                and Address                                            Owned
         ------------------------------                              ----------
         Massachusetts Mutual Life                                     28.3%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         The Stackpole Hall Foundation                                 23.3%
         44 South St. Marys Street
         St. Marys, PA  15857

         Haley & Aldrich                                               14.8%
         465 Medford Street
         Suite 2200
         Boston, MA  02129

         MassMutual Foundation for Hartford Inc.                       13.9%
         1295 State Street
         Springfield, MA  01111

         David L. Babson & Co. Pension                                  7.7%
         and Profit Sharing Plan
         c/o David L. Babson and Company Incorporated
         One Memorial Drive
         Cambridge, MA  02142

2.       GLOBAL SMALL CAP FUND



              Shareholder Name                                       Percentage
                and Address                                            Owned
         ------------------------------                              ----------
         Massachusetts Mutual Life                                   87.1%
         Insurance Company
         1295 State Street
         Springfield, MA  01111


3.       VALUE FUND


              Shareholder Name                                       Percentage
                and Address                                            Owned
         ------------------------------                              ----------
         Massachusetts Mutual Life Insurance
            Company Separate Investment
            Account N.V.                                             37.4%
         1295 State Street
         Springfield, MA  01111

         Massachusetts Mutual Life                                   17.0%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         MassMutual Foundation for Hartford Inc.                     11.0%
         1295 State Street
         Springfield, MA  01111

         Universal Cooperatives                                      9.3%
         7801 Metro Parkway
         P.O. Box 460
         Minneapolis, MN  55440

         Evans & Sutherland                                          6.4%
         600 Komas Drive
         Salt Lake City, UT  84058

         Allegheny County Police Pension                             6.0%
         P.O. Box 242
         Bethel Park, PA  15102

         Officers and Trustees                                       0.9%
           as a Group
         c/o David L. Babson and Company Incorporated

         One Memorial Drive
         Cambridge, MA  02142

4.       MID CAP FUND


              Shareholder Name                                       Percentage
                and Address                                            Owned
         ------------------------------                              ----------
         Massachusetts Mutual Life                                   69.5%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         Massachusetts Mutual Life Insurance
           Company Separate Investment
           Account S.F.                                              25.3%
         1295 State Street
         Springfield, MA  01111


5.       GLOBAL BOND FUND


              Shareholder Name                                       Percentage
                and Address                                            Owned
         ------------------------------                              ----------
         Massachusetts Mutual Life                                   96.4%
         Insurance Company
         1295 State Street
         Springfield, MA  01111


6.       QUANTITATIVE EQUITY FUND


              Shareholder Name                                       Percentage
                and Address                                            Owned
         ------------------------------                              ----------
         Massachusetts Mutual Life                                   80.6%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         David L. Babson & Co. Pension                               7.5%
         and Profit Sharing Plan
         c/o David L. Babson and Company Incorporated
         One Memorial Drive
         Cambridge, MA  02142

         Officers and Trustees                                       0.7%
           as a Group
         c/o David L. Babson and Company Incorporated
         One Memorial Drive
         Cambridge, MA  02142



                             INVESTMENT PERFORMANCE


Standard Performance Measures for the periods ended December 31, 1997.


1.       FIXED INCOME FUND


                                    Average Annual
         One-Year                   Total Return
         Total Return               Since Inception               Yield
         ------------               ---------------               -----
         9.01%                          7.70%                     5.75%


2.       GLOBAL SMALL CAP FUND


                                    Average Annual
         One-Year                   Total Return
         Total Return               Since Inception
         ------------               ---------------
         4.65%                          7.41%


3.       VALUE FUND



                                    Average Annual
         One-Year                   Total Return
         Total Return               Since Inception
         ------------               ---------------
         26.30%                         23.48%


4.       MID CAP FUND


                                    Average Annual
         One-Year                   Total Return
         Total Return               Since Inception
         ------------               ---------------
         32.97%                         22.69%

5.       GLOBAL BOND FUND


                                    Average Annual
         One-Year                   Total Return
         Total Return               Since Inception               Yield
         ------------               ---------------               -----
         6.56%                      6.97%                         4.72%


6.       QUANTITATIVE EQUITY FUND


                                    Average Annual
         One-Year                   Total Return
         Total Return               Since Inception
         ------------               ---------------
         32.22%                     37.29%



         Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period.


         Yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) on such obligations based on their market values (or, in the case of receivables-backed securities such as securities issued by the Government National Mortgage Association, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

         The inception dates for the Funds are as follows: Fixed Income Fund, July 25, 1995; Global Small Cap Fund, July 19, 1995; Value Fund, July 25, 1995; Mid Cap Fund, July 25, 1995; Global Bond Fund, August 26, 1996; and Quantitative Equity Fund, August 26, 1996.

                        DETERMINATION OF NET ASSET VALUE


         As indicated in the Prospectus, the net asset value of each Fund share is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, that the New York Stock Exchange will not be open are Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.


                                     EXPERTS


         The financial statements of the Funds for the fiscal year ended December 31, 1997 incorporated by reference into Statement of Additional Information have been audited by Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, the Trust's independent auditors, as set forth in each of their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


             REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


         The Trust's audited financial statements for the fiscal year ended December 31, 1997 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on February 27, 1998 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated into this Statement of Additional Information by reference.

                               THE DLB FUND GROUP

                                    FORM N-1A

                            PART C. OTHER INFORMATION


Item 24. Financial Statements and Exhibits.

         (a)      Index to Financial Statements and Supporting Schedules:


                  See "Financial Highlights in the Prospectus and "Report of Independent Auditors and Financial Statements" in the Statement of Additional Information. The Financial Statements required pursuant to Item 23 of Form N-1A are hereby incorporated by reference to the Annual Reports to shareholders previously filed with the Commission by means of EDGAR pursuant to the requirements of Section 30(d) of the 1940 Act and the rules promulgated thereunder.


         (b)      Exhibits:


                  (1)  (a)  Agreement and Declaration of Trust**



                       (b)  Amendment No.1 to Agreement and Declaration of
                               Trust**



                       (c)  Amendment No. 2 to Agreement and Declaration of
                               Trust*



                       (d)  Amendment No. 3 to Agreement and Declaration of
                               Trust*


                  (2)  By-Laws**

                  (3)  Not Applicable

                  (4)  Not Applicable

                  (5)  Forms of Management Contracts


                       (a)     Management Contract between the Trust and David
                               L. Babson and Company Incorporated (the
                               "Manager") on behalf of the Fixed Income Fund**



                       (b) Management Contract between the Trust and the Manager on behalf of the Global Small Capitalization Fund**

--------

         * Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on April 30, 1998.


         ** Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed on February 19, 1997.

                       (c) Sub-Advisory Agreement between the Manager and Babson-Stewart Ivory International ("BSII") on behalf of the Global Small Capitalization Fund**


                       (d) Management Contract between the Trust and the Manager on behalf of the Value Fund**



                       (e) Management Contract between the Trust and the Manager on behalf of the Mid Capitalization Fund**


                       (f) Management Contract between the Trust and the Manager on behalf of the Global Bond Fund***


                       (g) Sub-Advisory Agreement between the Manager and Potomac Babson Incorporated ("PBI") on behalf of the Global Bond Fund***



                       (h) Management Contract between the Trust and the Manager on behalf of the Quantitative Equity Fund***



                       (i) Management Contract between the Trust and Manager on behalf of the Micro Capitalization Fund*


                  (6)  Not Applicable

                  (7)  Not Applicable


                  (8) Form of Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT")**



                  (9) Form of Transfer Agency Agreement between the Trust and IBT**



                  (10) Opinion and Consent of Ropes & Gray***



                  (11) Consent of Deloitte & Touche LLP dated April 30, 1998


                  (12) Not Applicable


                  (13) Letter of Understanding relating to Initial Capital**


                  (14) Not Applicable

                  (15) Not Applicable

                  (16) Schedules for Computation of Performance

                  (17) Financial Data Schedules for the:

                       (a)     Fixed Income Fund

                       (b)     Global Small Capitalization Fund

                       (c)     Value Fund

                       (d)     Mid Capitalization Fund

                       (e)     Global Bond Fund

                       (f)     Quantitative Equity Fund

-------------------------

         ** Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed on February 19, 1997.

         *** Incorporated by reference to Registrant's Post-Effective Amendment No. 4 filed on July 31, 1996.

 ..                (18)     Not Applicable
                  (19)(a) Powers of Attorney for Ronald E. Gwozdz, Charles E. Hugel, Richard A. Nenneman, Peter S. Schliemann, Richard J. Phelps and DeAnne B. Dupont**



                      (b)  Power of Attorney for James B. MacAllen*

---------------------------
          * Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed on April 30, 1998.


         ** Incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed on February 19, 1997.

--------------------------------

Item 25.  Persons Controlled by or under Common Control with Registrant.


         At and as of the date of this Post-Effective Amendment, the Registrant did not, directly or indirectly, control any Person. Massachusetts Mutual Life Insurance Company ("MassMutual") currently owns more than 25% of the outstanding shares of the Fixed Income Fund, the Global Small Capitalization Fund, the Mid Capitalization Fund, the Global Bond Fund and the Quantitative Equity Fund and therefore is deemed to "control" each such Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act"). Massachusetts Mutual Life Insurance Company Separate Investment Account N.V. currently owns more than 25% of the outstanding shares of the Value Fund and therefor is deemed to "control" such Fund within the meaning of the 1940 Act. The following entities also are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities' stock.


1. MassMutual Holding Company, a Delaware corporation, all the stock of which is owned by MassMutual.

2. MML Series Investment Fund, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

3. MassMutual Institutional Funds, a registered open-end investment company organized as a Massachusetts business trust, all of the shares of which are owned by MassMutual.


4. MML Bay State Life Insurance Company, a Connecticut life and health insurer, all the stock of which is owned by MassMutual.



5. MassMutual of Ireland, Ltd., incorporated in the Republic of Ireland, which formerly operated a group life and health claim office for MassMutual, all of the stock of which is owned by MassMutual.


6. CM Assurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

7. CM Benefit Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

8. C.M. Life Insurance Company, a Connecticut life, accident, disability and health insurer, all the stock of which is owned by MassMutual.

9. MML Distributors, LLC, formerly known as Connecticut Mutual Financial Services, LLC, a registered broker-dealer incorporated as a limited liability company in Connecticut.

         MassMutual has a 99% ownership interest and G.R. Phelps & Co. has a 1% ownership interest.

10. Panorama Series Fund, Inc., a registered open-end investment company organized as a Maryland corporation. Shares of the fund are sold only to MassMutual and its affiliates.


11. MassMutual Holding Trust I, a Massachusetts business trust, which acts as a holding company for certain MassMutual investment subsidiaries, all of the stock of which is owned by MassMutual Holding Company.


12. MassMutual Holding Trust II, a Massachusetts business trust, which acts as a holding company for certain MassMutual subsidiaries and affiliates, all of the stock of which is owned by MassMutual Holding Company.


13. MassMutual Holding MSC, Inc., a Massachusetts corporation, which acts as a holding company for MassMutual positions in investment entities organized outside the United States, all of the stock of which is owned by MassMutual Holding Company.




14. MML Investors Services, Inc. is a registered broker-dealer incorporated in Massachusetts. MassMutual Holding Company owns 86% of the capital stock and G.R. Phelps & Co. owns 4% of the capital stock of MML Investor Services, Inc.



15. G.R. Phelps & Company, Inc. is a Connecticut corporation which formerly operated as a securities broker-dealer, all the stock of which is owned by MassMutual Holding Company.



16. MassMutual International, Inc., a Delaware corporation then acts as a holding company of foreign insurance companies and provides service to international insurance companies, all of the stock of which is owned by MassMutual Holding Company.



17. MassLife Seguros de Vida S.A. (Argentina), a life insurance company incorporated in Argentina. MassMutual International, Inc. owns 99.99% of the outstanding capital stock of MassLife Seguros de Vida S.A.


18. Cornerstone Real Estate Advisers, Inc., a Massachusetts equity real estate advisory corporation, all the stock of which is owned by MassMutual Holding Trust I.


19. DLB Acquisition Corporation ("DLB Acquisition"), a Delaware corporation. MassMutual Holding Trust I owns 83.7% of the outstanding capital stock of DLB Acquisition, which serves as a holding company for David L. Babson and Company Incorporated.

20. Oppenheimer Acquisition Corporation ("OAC") is a Delaware corporation which serves as a holding company for OppenheimerFunds, Inc. MassMutual Holding Trust I owns 89% of the capital stock of OAC.



21. Antares Leveraged Capital Corp., a Delaware corporation that operates as a finance company. MassMutual Holding Trust I owns approximately 99% of the capital stock of Antares.


22. Charter Oak Capital Management, Inc., a Delaware corporation that operates as an investment manager. MassMutual Holding Trust I owns 80% of the capital stock of Charter Oak.


23. MML Realty Management Corporation, a former property manager incorporated in Massachusetts, all the stock of which is owned by MassMutual Holding Trust II.


24. Westheimer 335 Suites, Inc. was incorporated in Delaware to serve as a general partner of the Westheimer 335 Suites Limited Partnership. MassMutual Holding Trust II owns all the stock of Westheimer 335 Suites, Inc.

25. CM Advantage, Inc., a Connecticut corporation that acts as a general partner in real estate limited partnerships. MassMutual Holding Trust II owns all of the outstanding stock.


26. CM International, Inc., a Delaware corporation that holds a mortgage pool and issues collateralized mortgage obligations. MassMutual Holding Trust II owns all the outstanding stock of CM International, Inc.


27. CM Property Management, Inc., a Connecticut real estate holding company, all the stock of which is owned by MassMutual Holding Trust II.

28. Urban Properties, Inc., a Delaware real estate holding and development company, all the stock of which is owned by MassMutual Holding Trust II.


29. MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO LLC, MassMutual High Yield Partners LLC and other MassMutual investments. MassMutual Holding Trust II owns all the outstanding stock of MMHC Investment, Inc.


30. HYP Management, Inc., a Delaware corporation which is the LLC Manager for MassMutual High Yield Partners LLC and owns 1.28% of the LLC units of such entity. MassMutual Holding Trust II owns all the outstanding stock of HYP Management, Inc.


31. MassMutual Corporate Value Limited, a Cayman Islands corporation that owns approximately 93% of MassMutual Corporate Value Partners Limited. MassMutual

         Holding MSC, Inc. owns 46.19% of the outstanding capital stock of MassMutual Corporate Value Limited.

32. MassMutual International (Bermuda) Ltd., a Bermuda life insurance company, all of the stock of which is owned by MassMutual International Inc.


33. MassMutual Internacional (Chile) S.A, a Chilean corporation, which operates as a holding company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.



34. MassMutual International (Luxembourg) S.A, a Luxembourg corporation, which operates as an insurance company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.



35. Mass Seguros de Vida S.A., a life insurance company incorporated in Chile. MassMutual Internacional (Chile), S.A. owns 33.5% of the outstanding capital stock of Mass Seguros de Vida S.A.


36. MML Insurance Agency, Inc., a licensed insurance broker incorporated in Massachusetts, all of the stock of which is owned by MML Investors Services, Inc.

37. MML Securities Corporation, a Massachusetts securities corporation, all of the stock of which is owned by MML Investors Services, Inc.

38. OppenheimerFunds, Inc., a registered investment adviser incorporated in Colorado, all of the stock of which is owned by Oppenheimer Acquisition Corporation.


39. David L. Babson and Company Incorporated, a registered investment adviser incorporated in Massachusetts, all of the stock of which is owned by DLB Acquisition.


40. Cornerstone Office Management, LLC, a Delaware limited liability company that is 50% owned by Cornerstone Real Estate Advisers, Inc. and 50% owned by MML Realty Management Corporation.

41. Westheimer 335 Suites Limited Partnership, a Texas limited partnership of which Westheimer 335 Suites, Inc. is the general partner.

42. MassMutual High Yield Partners LLC, a Delaware limited liability company that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. holds 1.28%, for a total of 42.55% of the ownership interest in this company.

43. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high yield bond fund. MassMutual Corporate Value Limited holds approximately 93% ownership interest in this company.



44. DISA Insurance Services Agency of America, Inc. (Alabama), a licensed insurance broker incorporated in Alabama. MML Insurance Agency, Inc. owns all the shares of outstanding stock.



45. Diversified Insurance Services Agency of America, Inc. (Hawaii), a licensed insurance broker incorporated in Hawaii. MML Insurance Agency, Inc. owns all the shares of outstanding stock.



46. MML Insurance Agency of Nevada, Inc., a Nevada corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.



47. MML Insurance Agency of Ohio, Inc., a subsidiary of MML Insurance Agency, Inc. incorporated in the state of Ohio that operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.



48. MML Insurance Agency of Texas, Inc., a subsidiary of MML Insurance Agency, Inc. incorporated in the state of Texas, operates as an insurance broker. The outstanding capital stock is controlled by MML Insurance Agency, Inc. by means of a voting trust.



49. MML Insurance Agency of Mississippi, P.C., a Mississippi professional corporation that operates as an insurance broker, all of the stock of which is owned by MML Insurance Agency, Inc.



50. Origen Inversiones S.A., a Chilean corporation which operates as a holding company. MassMutual Internacional (Chile) S.A. holds a 33.5% ownership interest in this corporation.



51. Babson Securities Corporation, a registered broker-dealer incorporated in Massachusetts, all of the stock of which is owned by David L. Babson and Company, Incorporated.



52. Potomac Babson Incorporated, a Massachusetts corporation that is a registered investment adviser. David L. Babson and Company Incorporated owns 60% of the outstanding shares of Potomac Babson Incorporated.



53. Babson-Stewart-Ivory International, a Massachusetts general partnership, which operates as a registered investment adviser. David
         L. Babson and Company Incorporated holds a 50% ownership interest in the partnership.

54. Oppenheimer Series Fund Inc., a Maryland corporation and a registered open-end investment company of which MassMutual and its affiliates own a majority of the outstanding shares of beneficial interest.



55. Centennial Asset Management Corporation, a Delaware corporation that serves as the investment adviser and general distributor of the Centennial Funds. OppenheimerFunds, Inc. owns all the stock of Centennial Asset Management Corporation.



56. HarbourView Asset Management Corporation, a registered investment adviser incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.



57. OppenheimerFunds Distributor, Inc., a registered broker-dealer incorporated in New York, all the stock of which is owned by OppenheimerFunds, Inc.



58. Oppenheimer Partnership Holdings, Inc., a Delaware holding company, all the stock of which is owned by OppenheimerFunds, Inc.



59. Shareholder Financial Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.



60. Shareholder Services, Inc., a transfer agent incorporated in Colorado, all the stock of which is owned by OppenheimerFunds, Inc.



61. MultiSource Service, Inc., a Colorado corporation that is a registered broker-dealer and operates as a clearing broker, 80% of the stock of which is owned by OppenheimerFunds, Inc.



62. Centennial Capital Corporation, a former sponsor of unit investment trust that is incorporated in Delaware, all the stock of which is owned by Centennial Asset Management Corporation.



63. Cornerstone Suburban Office Investors, LP, a Delaware limited partnership, which operates as a real estate investment company. Cornerstone Office Management, LLC holds a 1% general partnership interest in this fund and MassMutual holds a 99% limited partnership interest.



64. 505 Waterford Park Limited Partnership, a Delaware limited partnership, which holds title to an office building in Minneapolis, Minnesota. MML Realty Management Corporation holds a 1% general partnership interest in this partnership and MassMutual holds a 99% limited partnership interest.

65. 9048-5434 Quebec, Inc., a Quebec corporation, which operates as the owner of hotel property in Montreal, Quebec, Canada. MassMutual Holding MSC, Inc. owns all the shares of 9048-5434 Quebec, Inc.



66. 1279342 Ontario Limited, an Ontario corporation, which operates as the owner of a hotel property in Ontario, Canada. MassMutual Holding MSC, Inc. owns all the shares of 1279342 Ontario Limited.



67. Oppenheimer Real Asset Management, Inc., a commodity trading adviser incorporated in Delaware, all the stock of which is owned by OppenheimerFunds, Inc.



68. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the LLC Manager of MassMutual/Darby CBO LLC. MMHC Investment, Inc. owns 50% of the capital stock of this company.



69. MassMutual/Darby CBO LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual holds 1.79%, MMHC Investment Inc. holds 44.91% and MassMutual High Yield Partners LLC holds 2.39% of the ownership interest in this company.



70. MassMutual Internacional (Argentina) S.A., an Argentina corporation, which operates as a holding company. MassMutual International Inc. owns 99.9% of the outstanding shares and MassMutual Holding Company owns the remaining 0.1% of the shares.



71. Compania Seguros de VidaCorp, S.A. a Chilean Insurance company. Origen Inversiones S.A. owns 99% of the outstanding shares of this company.



72. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation which operates as a collateralized bond obligation fund. MassMutual Holding MSC, Inc. owns 99% of the outstanding shares.

         MassMutual is the investment adviser to the following investment companies, and as such may be deemed to control them.

1. MassMutual Corporate Investors, a registered closed-end Massachusetts business trust.

2. MassMutual Participation Investors, a registered closed-end Massachusetts business trust.

3. MML Series Investment Fund, a registered open-end Massachusetts business trust, all of the shares of which are owned by separate accounts of MassMutual and companies controlled by MassMutual.

4. MassMutual Institutional Funds, a registered open-end Massachusetts business trust, all of the shares of which are owned by MassMutual.


5. MassMutual/Carlson CBO N.V., a Netherlands Antilles corporation that operates as a collateralized bond obligation fund. MassMutual Holding MSC, Inc. owns 99% of the outstanding shares.



6. MassMutual Corporate Value Partners Limited, a Cayman Islands corporation that operates as a high-yield bond fund. MassMutual Corporate Value Limited holds an approximately 93% ownership interest in this company.



7. MassMutual High Yield Partners LLC, a Delaware limited liability company, that operates as a high yield bond fund. MassMutual holds 5.28%, MMHC Investment Inc. holds 35.99%, and HYP Management, Inc. holds 1.28% for a total of 42.55% of the ownership interest in the company.



8. MassMutual/Darby CBO, LLC, a Delaware limited liability company that operates as a fund investing in high yield debt securities of U.S. and emerging market issuers. MassMutual owns 1.79%, MMHC Investment, Inc. owns 44.91% and Mass Mutual High Yield Partners LLC owns 2.39% of the ownership interest in this company.


Item 26.  Number of Holders of Securities.


                                                                     Number of Record Holders
         Title of Class                                                as of March 31, 1998
         --------------                                              ------------------------
Shares of Beneficial Interest of Fixed Income Fund                               14
Shares of Beneficial Interest of Global Small Cap Fund                            5
Shares of Beneficial Interest of Value Fund                                      16
Shares of Beneficial Interest of Mid Cap Fund                                     5
Shares of Beneficial Interest of Global Bond Fund                                 5
Shares of Beneficial Interest of Quantitative Equity Fund                         7
Shares of Beneficial Interest of Growth Fund                                      3


Item 27.  Indemnification.

         Article VIII Sections 1, 2 and 3 of Registrant's Agreement and Declaration of Trust provides as follows with respect to indemnification of the Trustees and officers of Registrant against liabilities which may be incurred by them in such capacities:

         Section 1. Trustees, Officers, Etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking,
(b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

         Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

         Section 3. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person; provided, however, that the Trust shall not purchase or maintain any such liability insurance in contravention of applicable law, including without limitation the 1940 Act.

Item 28. Business and Other Connections of Adviser.


         No director or officer of David L. Babson and Company Incorporated, the Registrant's investment adviser, has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature at any time during the past two fiscal years.


Item 29. Principal Underwriters -- Not Applicable.

Item 30. Location of Accounts and Records.


         The accounts, books or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be kept by the Registrant, the Manager and BSII at their respective principal business offices at One Memorial Drive, Cambridge, Massachusetts 02142, by PBI at its principal business office at 1290 Avenue of the Americas, New York, New York 10019, and by IBT, the Registrant's Custodian and Transfer Agent at its principal business office at 200 Clarendon Street, Boston, Massachusetts 02116.


Item 31. Management Services.

         There are no management-related service contracts not discussed in Part A or Part B.

Item 32.  Undertakings.

         The Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders containing the information required by Item 5A of Form N-1A omitted from the Prospectus, upon request and without charge.

                                     NOTICE

         A copy of the Agreement and Declaration of Trust of The DLB Fund Group, as amended, is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the relevant series of the Registrant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, The Commonwealth of Massachusetts, on the 30th day of April, 1998.


                                               THE DLB FUND GROUP


                                               By:  /s/ Ronald E. Gwozdz
                                                      Ronald E. Gwozdz
                                                      President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of The DLB Fund Group has been signed below by the following persons in the capacities and on the dates indicated.


               *                   Trustee; Chairman                   April 30, 1998
-------------------------
James W. MacAllen

/s/ Ronald E. Gwozdz               Trustee; Principal Executive        April 30, 1998
-------------------------            Officer; President
Ronald E. Gwozdz

               *                   Treasurer; Principal Financial      April 30, 1998
-------------------------            Officer; Principal
DeAnne B. Dupont                     Accounting Officer


               *                   Trustee                             April 30, 1998
-------------------------
Charles E. Hugel

               *                   Trustee                             April 30, 1998
-------------------------
Richard A. Nenneman

               *                   Trustee                             April 30, 1998
-------------------------
Richard J. Phelps

*By  /s/ Ronald E. Gwozdz
      Ronald E. Gwozdz
      Attorney-In-Fact

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                ----------------------------------------------------------------
11                         Consent of Deloitte & Touche LLP dated April 30, 1998
16                         Schedules for Computations of Performance
17(a)                      Financial Data Schedule for the Fixed Income Fund
17(b)                      Financial Data Schedule for the Global Small Capitalization Fund
17(c)                      Financial Data Schedule for the Value Fund
17(d)                      Financial Data Schedule for the Mid Capitalization Fund
17(e)                      Financial Data Schedule for the Global Bond Fund
17(f)                      Financial Data Schedule for the Quantitative Equity Fund